united states
securities and exchange commission
washington, d.c. 20549

form N-CSR
certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
11711 N. College Ave., #200, Carmel, IN 46032

(Address of principal executive offices) (Zip code)

c/o Archer Investment Corporation
11711 N. College Ave., #200, Carmel, IN 46032

(Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

August 31, 2026

ARCHER BALANCED FUND

ARCHX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Balanced Fund – ARCHX (the “Fund”) for the period September 1, 2025 to August 31, 2026.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Balanced Fund	$129	1.20%

*Annualized

managment’s discussion of fund performance

During the period ended August 31, 2026, the Archer Balanced Fund pursued its investment objective of total return by maintaining a diversified portfolio of equity and fixed income securities.  Under normal market conditions, the Fund targets an allocation of 70% equity securities and 30% fixed income securities. For the equity component of the portfolio, the Fund sought to achieve this objective by employing a top-down approach of evaluating industries and sectors of the economy that are likely to benefit from current economic conditions and then employing a disciplined valuation approach to identify companies selling below the managers estimate of intrinsic value.  Fixed income are securities selected to maintain a diversified portfolio with a short-to-intermediate average portfolio duration and primarily investment grade credit ratings. Market conditions were generally supportive of the Fund’s investment strategy.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Archer Balanced Fund	15.79%	8.00%	8.58%	$22,769
Dow Jones Moderate U.S. Portfolio Index	11.76%	5.93%	8.49%	$22,606
Morningstar Moderate Target Risk Index	13.41%	5.84%	7.94%	$21,486

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS):
$62,113,642	96	15.15%	$285,070

INVESTMENT TYPE WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the investment type. The underlying securities represent a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Alphabet, Inc. Class A	4.70%
2.	Broadcom, Inc.	4.65%
3.	Quanta Services, Inc.	4.40%
4.	Microsoft Corp.	4.11%
5.	Federated Treasury Obligation Fund - Institutional Shares	4.01%
6.	Meta Platforms, Inc. Class A	3.48%
7.	JPMorgan Chase & Co.	3.27%
8.	Apple, Inc.	3.16%
9.	MasterCard, Inc. Class A	2.99%
10.	Eli Lilly & Co.	2.70%
	Total % of Net Assets	37.47%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2026.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Balanced Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2026

ARCHER INCOME FUND

ARINX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Income Fund - ARINX (the “Fund”) for the period September 1, 2025 to August 31, 2026.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Income Fund	$97	0.96%

*Annualized

managment’s discussion of fund performance

During the period ended August 31, 2026, the Archer Income Fund pursued its investment objective of maximizing current income, consistent with the preservation of capital. The fund invests primarily in investment grade securities and may also invest a portion of its assets in preferred securities, non-investment grade, global, and floating rate issues.  The Fund has maintained a relatively short average duration investment grade profile which has added stability and reasonable income in a relatively volatile interest rate environment.  Longer duration positions have been added selectively when attractive risk versus reward opportunities have been presented. This relatively conservative approach to duration risk has supported fund performance relative to the broader fixed income market.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Archer Income Fund	2.09%	1.55%	2.20%	$12,432
Bloomberg Barclay's Capital U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%	$11,489
Bloomberg Barclay's Intermediate Credit Index	2.36%	1.61%	2.61%	$12,937

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS):
$35,291,133	151	18.22%	$21,708

INVESTMENT TYPE WEIGHTINGS

The following chart gives a visual breakdown of the Fund by investment type. The underlying securities represent a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Federated Treasury Obligation Fund - Institutional Shares	5.72%
2.	U.S. Government Treasury Note/Bond, 3.625%, due 9/30/30	2.75%
3.	U.S. Government Treasury Note/Bond, 3.875%, due 8/15/33	2.03%
4.	Anheuser-Busch Cos., LLC, 6.800%, due 8/20/32	1.53%
5.	Lowes Cos., Inc., 6.875%, due 2/15/28	1.46%
6.	GE Capital Funding, LLC, 4.050%, due 5/15/27	1.41%
7.	Southwest Airlines Co., 3.450%, due 11/16/27	1.40%
8.	Federal Home Loan Bank, 4.000%, due 9/12/30	1.39%
9.	Goldman Sachs Group, Inc., 1.500%, due 9/15/27	1.37%
10.	U.S. Government Treasury Note/Bond, 3.875%, due 9/30/32	1.36%
	Total % of Net Assets	20.42%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2026.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Income Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2026

ARCHER STOCK FUND

ARSKX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Stock Fund - ARSKX (the “Fund”) for the period September 1, 2025 to August 31, 2026.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Stock Fund	$127	1.15%

*Annualized

managment’s discussion of fund performance

During the period ended August 31, 2026, the Archer Stock Fund pursued its investment objective of capital appreciation by maintaining a diversified portfolio of common stocks and equity securities which managers believe are selling at prices below the long-term intrinsic value.  Securities are selected based on research of a company’s forecasted, current, and historical data. Managers evaluate factors that include financial performance, valuation metrics, earnings, and price momentum, as well as current and forecasted macroeconomic conditions.  Managers consider the same factors used in evaluating a security for purchase and generally sell or reduce exposure to securities when managers believe conditions are less favorable for a particular security. Market conditions were generally supportive of the Fund’s investment strategy with portfolio companies exhibiting growth and momentum factors performing well.  Value factor company returns improved relative to prior years but still underperformed growth, while quality factor companies continued to underperform the market.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Archer Stock Fund	20.66%	9.32%	12.16%	$31,494
S&P 500 Index	20.38%	12.78%	15.37%	$41,784
S&P 400 Midcap Index	17.12%	8.04%	10.84%	$28,012

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS):
$26,579,359	43	8.63%	$62,269

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	NVIDIA Corp.	4.57%
2.	Apple, Inc.	4.18%
3.	Alphabet, Inc. Class A	3.96%
4.	Microsoft Corp.	3.75%
5.	Amazon.com, Inc.	3.71%
6.	Johnson & Johnson	3.40%
7.	MKS, Inc.	3.37%
8.	Cloudflare, Inc. Class A	3.33%
9.	RTX Corp.	3.13%
10.	JPMorgan Chase & Co.	3.08%
	Total % of Net Assets	36.48%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2026.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Stock Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2026

ARCHER DIVIDEND GROWTH FUND

ARDGX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Dividend Growth Fund - ARDGX (the “Fund”) for the period September 1, 2025 to August 31, 2026.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Dividend Growth Fund	$110	0.98%

*Annualized

managment’s discussion of fund performance

During the period ended August 31, 2026, the Archer Dividend Growth Fund pursued its investment objective of income and long-term capital appreciation by maintaining a diversified portfolio of primarily large capitalization common stocks and real estate investment trusts which the managers believe have the ability to pay attractive, stable dividends and generate above average, long-term earnings growth. Securities are generally removed from the portfolio when the managers determine a company’s dividend payment is in jeopardy. Market conditions were generally supportive with portfolio holdings in Energy, Technology, Healthcare, and Industrial sectors performing the best while Utility and Consumer Discretionary holdings were relative underperformers.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	Since Inception*	Ending Value
Archer Dividend Growth Fund	25.31%	10.61%	8.67%	$22,954
Dow Jones US Large-Cap Value Total Stock Market Index	22.51%	10.42%	11.31%	$29,175
Morningstar Dividend Yield Focus Index	23.49%	12.03%	7.71%	$21,018

Cumulative Performance Comparison of $10,000 Investment

* Inception September 1, 2016.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS):
$35,100,582	50	17.93%	$30,908

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Federated Treasury Obligation Fund - Institutional Shares	5.38%
2.	JPMorgan Chase & Co.	3.19%
3.	Gilead Sciences, Inc.	2.95%
4.	Broadcom, Inc.	2.74%
5.	Merck & Co., Inc.	2.70%
6.	Regions Financial Corp.	2.69%
7.	Citizens Financial Group, Inc.	2.65%
8.	Johnson & Johnson	2.64%
9.	Coca-Cola FEMSA S.A.B. de C.V. ADR Series L	2.49%
10.	Pfizer, Inc.	2.45%
	Total % of Net Assets	29.88%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2026.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Dividend Growth Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2026

ARCHER FOCUS FUND

AFOCX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Focus Fund - AFOCX (the “Fund”) for the period September 1, 2025 to August 31, 2026.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Focus Fund	$104	0.98%

*Annualized

managment’s discussion of fund performance

During the period ended August 31, 2026, the Archer Focus Fund pursued its investment objective of long-term growth of capital by investing in financially sound, large, and medium-sized companies with dominant franchises. Under normal conditions, the Fund holds a relatively concentrated portfolio of 50 or fewer US common stocks. Potential investments are carefully screened for balance sheet strength, sustainable earnings and free cash flow, and durable market position.  Relative to broad market averages, the fund underperformed as the Fund’s focus on quality, stability, and conservative value were out of favor relative to high growth and momentum. Management continues to believe that disciplined investment in financially sound companies selling at attractive valuations will reward patient shareholders over time.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Year	Since Inception*	Ending Value
Archer Focus Fund	11.60%	6.82%	9.07%	$17,847
Dow Jones Industrial Average Index	18.62%	10.55%	11.97%	$21,271
S&P 500 Index	20.38%	12.78%	15.63%	$26,355

Cumulative Performance Comparison of $10,000 Investment

* Inception December 30, 2019.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISOR FEES PAID
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS)*:
$3,841,553	50	186.14%	$(26,853)

*The Advisor waived its entire advisory fee of $33,210 and reimbursed other Fund expenses of $26,853, for a total of $60,063 waived and reimbursed, so the net amount is negative.

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Microsoft Corp.	6.14%
2.	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class	6.11%
3.	NVDIA Corp.	5.23%
4.	Apple, Inc.	5.17%
5.	Alphabet, Inc. Class A	4.30%
6.	Meta Platforms, Inc. Class A	4.07%
7.	Eli Lilly & Co.	3.98%
8.	Lam Research Corp.	3.67%
9.	Visa, Inc. Class A	3.61%
10.	TJX Cos., Inc.	3.42%
	Total % of Net Assets	45.70%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2026.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Focus Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2026

ARCHER MULTI CAP FUND

ALSMX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Multi Cap Fund – ALSMX (the “Fund”) for the period September 1, 2025 to August 31, 2026.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Multi Cap Fund	$108	0.95%

*Annualized

managment’s discussion of fund performance

During the period ended August 31, 2026, the Multi Cap Fund pursued its investment objective of long-term growth of capital by investing in a diversified portfolio of common stocks of small-, mid-, and large-cap U.S. companies.  The Fund typically holds up to 100 equity positions rebalanced annually to include the top 25 companies, based on market capitalization, of the small, medium, and large capitalization benchmark indices. Position sizes are adjusted throughout the year driven by proprietary quantitative and technical models. This blended active and passive investment approach and offers investors a diversified US equity portfolio in a single fund. Market conditions were generally supportive of the Fund’s investment strategy and investment style.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Year	Since Inception*	Ending Value
Archer Multi Cap Fund	26.33%	10.37%	12.73%	$22,233
S&P 500 Index	20.38%	12.78%	15.63%	$26,355
S&P 600 Small Cap Index	24.14%	6.87%	10.22%	$19,140
S&P 400 Mid Cap Index	17.12%	8.04%	11.07%	$20,159
Synthetic Blend 33-33-33	20.57%	9.29%	12.50%	$21,941

Cumulative Performance Comparison of $10,000 Investment

* Inception December 30, 2019.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES PAID
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS)*:
$19,575,219	74	47.42%	$(15,191)

* The Advisor waived its entire advisory fee of $77,053 and reimbursed other Fund expenses of $15,191, for a total of $92,244 waived and reimbursed, so the net amount is negative.

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class	9.90%
2.	Advanced Micro Devices, Inc.	1.92%
3.	Twilio, Inc. Class A	1.84%
4.	Illumina, Inc.	1.83%
5.	Semtech Corp.	1.82%
6.	Palantir Technologies, Inc. Class A	1.82%
7.	Lumentum Holdings, Inc.	1.78%
8.	Microsoft Corp.	1.68%
9.	Brinker Intl., Inc.	1.67%
10.	ATI, Inc.	1.58%
	Total % of Net Assets	25.84%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2026.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Multi Cap Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together, offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2026 $ 52,000

FY 2025 $ 54,000

(b)	Audit-Related Fees

                Registrant

FY 2026 $ 0

FY 2025 $ 0

Nature of the fees: Not applicable.

(c)	Tax Fees

                  Registrant

FY 2026 $ 11,100

FY 2025 $ 11,100

Nature of the fees: Tax preparation and filing.

(d)	All Other Fees

  Registrant

FY 2026 $ 0

FY 2025 $ 0

Nature of the fees: Not applicable.

(e)	(1) Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant

FY 2026 $ 11,100

FY 2025 $ 11,100

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – Schedule filed with Item 7.

Item 7. Schedule of Investments. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

FOCUS FUND (AFOCX)

MULTI CAP FUND (ALSMX)

ANNUAL FINANCIAL STATEMENTS

AUGUST 31, 2026

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

	ARCHER BALANCED FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2026

Shares/Principal		Fair Value

COMMON STOCKS - 69.66%

Air Courier Services - 1.71%
3,250	FedEx Corp.	$ 1,064,050

Aircraft Engines & Engine Parts - 0.86%
2,500	Honeywell International, Inc.	533,825

Beverages - 0.90%
4,000	PepsiCo, Inc.	561,360

Electric Services - 3.04%
3,400	American Electric Power Company, Inc.	416,262
17,900	NextEra Energy, Inc.	1,473,886
		1,890,148
Electrical Work - 4.40%
4,500	Quanta Services, Inc.	2,731,905

Electronic Computers - 3.16%
6,200	Apple, Inc.	1,964,470

Fire, Marine & Casualty Insurance - 0.95%
1,750	Chubb Ltd. (Switzerland)	592,550

Food & Kindred Products - 0.77%
4,900	Nestle S.A. ADR	476,525

Guided Missiles & Space Vehicles & Parts - 2.30%
2,550	Lockheed Martin Corp.	1,431,136

Hospital & Medical Service Plans - 1.49%
2,375	UnitedHealth Group, Inc.	924,849

National Commercial Banks - 4.11%
4,000	Citigroup, Inc.	526,480
5,700	JPMorgan Chase & Co.	2,029,314
		2,555,794
Petroleum Refining - 2.62%
4,000	Chevron Corp.	824,560
5,000	Exxon Mobil Corp.	804,750
		1,629,310
Pharmaceutical Preparations - 7.92%
8,550	Bristol Myers Squibb Co.	571,225
1,450	Eli Lilly & Co.	1,677,258
5,000	Johnson & Johnson	1,329,250
9,080	Merck & Co., Inc.	1,341,661
		4,919,394
Railroads, Line-Haul Operating - 2.23%
4,600	Union Pacific Corp. Class B	1,383,082

Retail - Drug Stores and Proprietary Stores - 1.62%
10,694	CVS Health Corp.	1,004,274

Retail - Lumber & Other Building Material Dealers - 1.16%
2,200	Home Depot, Inc.	721,226

Retail - Variety Stores - 1.99%
11,800	WalMart, Inc.	1,237,466

Semiconductors & Related Devices - 6.69%
7,800	Broadcom, Inc.	2,888,652
5,700	NVIDIA Corp.	1,258,446
		4,147,098
Services - Business Services - 2.99%
3,150	MasterCard, Inc. Class A	1,856,326

Services - Computer Programming, Data Processing, Etc. - 8.18%
8,600	Alphabet, Inc. Class A	2,918,410
3,775	Meta Platforms, Inc. Class A	2,160,584
		5,078,994
Services - Medical Laboratories - 1.15%
2,150	Laboratory Corp. of America Holdings	715,219

Services - Miscellaneous Amusement & Recreation - 1.21%
7,000	Walt Disney Co.	752,850

Services - Prepackaged Software - 6.33%
2,250	Adobe, Inc. *	658,778
2,000	Intuit, Inc.	718,600
5,035	Microsoft Corp.	2,554,205
		3,931,583
Ship & Boat Building & Repairing - 1.88%
4,000	Huntington Ingalls Industries, Inc.	1,164,800

TOTAL FOR COMMON STOCKS (Cost $16,198,961) - 69.66%		43,268,234

CORPORATE BONDS - 15.99% (c)

Air Transportation, Scheduled - 0.49%
320,000	American Airlines 21-1B PTT Series B, 3.950%, due 7/11/30	303,818

Air-Cond & Warm Air Heatg Equip & Comm & Indl Refrig Equip - 0.40%
250,000	Johnson Controls International PLC., 4.900%, due 12/01/32 (Ireland)	246,204

Civic, Social, and Fraternal Associations - 0.37%
250,000	Local Initiatives Support Corp., 4.649%, due 3/01/37	229,818

Commercial Banks - 0.85%
250,000	Bank of Montreal Series MTN, 5.100%, due 10/18/34 (Canada)	235,325
300,000	Royal Bank of Canada Series GMTN, 5.000%, due 7/21/32 (Canada)	292,067
		527,392
Consumer Cyclical Services - 0.66%
400,000	Prime Healthcare Foundation Series B, 7.000%, due 12/01/27	408,699

Consumer Products - 0.08%
60,000	YMCA of Greater New York Series 2020, 3.160%, due 8/01/31	52,626

Crude Petroleum & Natural Gas - 0.38%
236,000	Concho Resources, Inc., 3.750%, due 10/01/27	233,270

Electric & Other Services Combined - 0.32%
200,000	Arizona Public Service Co., 5.500%, due 9/01/35	199,668

Electric Services - 0.84%
500,000	Empire District Electric Co., 6.700%, due 11/15/33	522,291

Financial Services - 0.22%
150,000	General Motors Financial Co., Inc., 3.100%, due 1/12/32	134,124

General Medical and Surgical Hospitals - 0.59%
400,000	Little Co. Mary Hospital of Indiana, Inc. Series A, 2.921%, due 11/01/30	364,375

Heating Equip, Except Elec & Warm Air; & Plumbing Fixtures - 0.85%
500,000	Masco Corp., 7.750%, due 8/01/29	530,837

Medical Services - 0.34%
250,000	American Medical College Series 2020, 3.017%, due 10/01/35	210,821

Miscellaneous Business Credit Institution - 1.11%
350,000	Ford Motor Credit Co., LLC Series MTN, 5.450%, due 2/20/28	350,152
350,000	Ford Motor Credit Co., LLC Series NOTZ, 5.700%, due 9/20/34	341,596
		691,748
National Commercial Banks - 1.59%
250,000	Bank of America Corp. Series MTN, 5.200%, due 12/05/31	246,156
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	148,029
150,000	JPMorgan Chase & Co. Series B, 4.57258%, due 2/01/27 (3-Month SOFR + 0.76161%) ***	149,497
150,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	149,643
300,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	297,614
		990,939
Natural Gas Transmission - 0.40%
250,000	Northern Illinois Gas Co., 5.900%, due 12/01/32	250,871

Operative Builders - 0.24%
150,000	Lennar Corp., 4.750%, due 11/29/27	150,045

Paper Mills - 0.67%
400,000	Georgia-Pacific, LLC, 7.250%, due 6/01/28	416,671

Security Brokers, Dealers & Flotation Companies - 1.89%
500,000	Goldman Sachs Group, Inc. Series MTN, 5.000%, due 4/02/31	491,204
400,000	Goldman Sachs Group, Inc. Series MTN, 4.800%, due 2/11/33	384,426
300,000	Jefferies Financial Group, Inc. Series MTN, 6.500%, due 4/30/35	297,057
		1,172,687
Services - Computer Programming, Data Processing, Etc. - 0.94%
250,000	Factset Research Systems, Inc., 3.450%, due 3/01/32	225,177
345,000	Peraton Enterprise, 7.450%, due 10/15/29	357,118
		582,295
Services - Equipment Rental & Leasing - 0.71%
200,000	Air Lease Corp., 3.625%, due 12/01/27	197,262
250,000	United Rentals, Inc., 3.875%, due 11/15/27	246,657
		443,919
Services - Prepackaged Software - 0.64%
400,000	Salesforce, Inc., 5.200%, due 3/15/33	394,872

State Commercial Banks - 0.39%
250,000	Deutsche Bank AG Series GMTN, 5.150%, due 9/15/34 (Germany)	240,532

Telephone Communications (No Radiotelephone) - 0.69%
400,000	AT&T, Inc., 7.125%, due 12/15/31	429,202

Water Supply - 0.33%
200,000	Golden State Water Co. Series MTNC, 6.590%, due 1/25/29	204,235

TOTAL FOR CORPORATE BONDS (Cost $10,116,106) - 15.99%		9,931,959

MUNICIPAL BONDS - 3.14% (c)

California - 0.03%
20,000	Porterville Unified School District, 7.250%, due 7/01/27	20,043

Georgia - 0.16%
99,000	Georgia State Local Govt. Cops Grantor Trust Series A, 4.750%, due 6/01/28	100,507

Illinois - 0.55%
22,500	Illinois Build America Bonds, 7.350%, due 7/01/35	23,999
15,000	Saint Clair County IL Community School District #187 Prerefunded Series C, 5.169%, due 01/01/31	15,192
60,000	Saint Clair County IL Community School District #187 Unrefunded Series C, 5.169%, due 01/01/31	60,040
90,000	Village of Rosemont Series B, 6.600%, due 12/01/30	90,495
150,000	Village of Rosemont Series C, 6.750%, due 12/01/35	154,531
		344,257
Indiana - 1.48%
135,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150% due 7/15/27	135,203
190,000	Fishers, IN Econ Development Revenue Taxable-P3 Project Series C, 2.650%, due 8/01/28	184,001
355,000	Indiana State Financial Authority Revenue Senior Living Series B, 2.920%, due 11/15/27	343,596
250,000	New Albany, Floyd County Industry School First Mortgage, 5.000%, due 1/15/27	252,027
		914,827
Michigan - 0.36%
227,500	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	225,758

Pennsylvania - 0.38%
250,000	East-Norriton-Plymouth-Whitpain Joint Sewer Authority, 1.832%, due 8/01/28	237,270

Wisconsin - 0.18%
110,000	Greendale, WI Taxable Community Development, Series A, 4.750%, due 12/01/26	110,034

TOTAL FOR MUNICIPAL BONDS (Cost $1,976,929) - 3.14%		1,952,696

REAL ESTATE INVESTMENT TRUSTS - 3.47%
5,900	Extra Space Storage, Inc.	832,490
9,452	Prologis, Inc.	1,322,524
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $996,860) - 3.47%		2,155,014

PREFERRED SECURITIES - 0.82%

Asset Management - 0.16%
4,000	BRC Group Holdings, Inc., 6.50%, due 9/30/26	100,600

Motor Vehicles & Passenger Car Bodies - 0.19%
6,000	Ford Motor Co., 6.000%, due 12/01/59	117,060

National Commercial Banks - 0.42%
150,000	BAC Capital Trust XIII Series F, 4.32596%, to 10/08/26 (3-Month SOFR + 0.66161%) (b) ***	112,786
150,000	PNC Capital Trust C, 4.49203%, due 6/01/28 (3-Month SOFR + 0.83161%) ***	149,501
		262,287
Telephone Communications (No Radio Telephone) - 0.05%
3,000	QWest Corp., 6.500%, due 9/01/56	32,400

TOTAL FOR PREFERRED SECURITIES (Cost $613,950) - 0.82%		512,347

STRUCTURED NOTES - 1.31% (c)

National Commercial Banks - 0.47%
400,000	Citigroup, Inc. Series MTN, 0.2174%, due 3/12/34, Capped at 10.5% (a)	293,044

Security Brokers, Dealers & Flotation Companies - 0.84%
125,000	Goldman Sachs Group, Inc., 1.60497%, due 11/13/28, Capped at 10% ***	113,325
95,000	Morgan Stanley, Series MTN, 2.15665%, due 8/30/28, Capped at 12% ***	84,175
375,000	Morgan Stanley, Series MTN, 4.3133%, due 5/29/30, Capped at 10% ***	322,500
		520,000

TOTAL FOR STRUCTURED NOTES (Cost $853,636) - 1.31%		813,044

U.S. GOVERNMENT AGENCIES & OBLIGATIONS- 1.16%(c)
750,000	U.S. Government Treasury Note/Bond, 3.875%, due 8/15/33	716,514
TOTAL FOR U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $718,194) -1.16%		716,514

MONEY MARKET FUND - 4.01%
2,491,226	Federated Treasury Obligation Fund - Institutional Shares 3.54% ** (Cost $2,491,226) - 4.01%	2,491,226

TOTAL INVESTMENTS (Cost $33,965,862) - 99.56%		61,841,034

OTHER ASSETS LESS LIABILITIES, NET - 0.44%		272,608

NET ASSETS - 100.00%		$ 62,113,642

(a) Security converts to floating rate after the indicated fixed-rate coupon period.
(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c) All Corporate Bonds, Municipal Bonds, Structured Notes, and U.S. Government Agencies & Obligations are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.
* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2026.
*** Variable Rate Security - Interest rate shown is rate in effect at August 31, 2026.
For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
ADR - American Depositary Receipt
SOFR- Secured Overnight Financing Rate, a benchmark interest rate for dollar-denominated derivatives and loans.
3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.
The accompanying notes are an integral part of these financial statements.

	ARCHER INCOME FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2026

Shares/Principal		Fair Value

CORPORATE BONDS - 64.68% (c)

Accident & Health Insurance - 0.88%
300,000	Unum Group, 6.750%, due 12/15/28	$ 309,531

Aerospace & Defense - 1.41%
500,000	GE Capital Funding, LLC, 4.050%, due 5/15/27	496,605

Air Transportation, Scheduled - 2.26%
320,000	American Airlines 21-1B PTT Series B, 3.950%, due 7/11/30	303,818
500,000	Southwest Airlines Co., 3.450%, due 11/16/27	492,300
		796,118
Air-Cond & Warm Air Heatg Equip & Comm & Indl Refrig Equip - 0.70%
250,000	Johnson Controls International PLC., 4.900%, due 12/01/32 (Ireland)	246,204

Asset Management - 0.71%
250,000	Ares Capital Corp., 5.875%, due 3/01/29	251,483

Canned, Frozen & Preservd Fruit, Veg & Food Specialties - 0.73%
250,000	Kraft Heinz Foods Co., 6.375%, due 7/15/28	256,048

Commercial Banks - 2.92%
250,000	Bank of Montreal Series MTN, 2.000%, due 1/28/27 (Canada)	247,490
250,000	Bank of Montreal Series MTN, 5.100%, due 10/18/34 (Canada)	235,325
250,000	National Bank of Canada, 5.600%, due 12/18/28 (Canada)	254,689
300,000	Royal Bank of Canada Series GMTN, 5.000%, due 7/21/32 (Canada)	292,067
		1,029,571
Construction Machinery & Equipment - 0.11%
40,000	Caterpillar, Inc. Series NOTZ, 3.050%, due 5/15/2027	39,486

Consumer Cyclical Services - 1.16%
55,000	Conservation Fund Series 2019, 3.4740%, due 12/15/29	51,889
350,000	Prime Healthcare Foundation Series B, 7.000%, due 12/01/27	357,612
		409,501
Consumer Products - 0.15%
60,000	YMCA of Greater NY Series 2020, 3.160%, due 8/01/31	52,626

Crude Petroleum & Natural Gas - 1.71%
300,000	Concho Resources, Inc., 3.750%, due 10/01/27	296,530
300,000	EOG Resources, Inc., 6.650%, due 4/01/28	307,947
		604,477
Cutlery, Handtools & General Hardware - 1.03%
400,000	Stanley Black & Decker, Inc., 2.300%, due 3/15/30	363,807

Dental Equipment & Supplies - 0.39%
150,000	Dentsply Sirona, Inc. 3.250%, due 06/01/30	138,624

Electric & Other Services Combined - 1.98%
300,000	Arizona Public Service Co., 5.500%, due 9/01/35	299,502
400,000	Kentucky Power Co. Series D, 5.625%, due 12/01/32	399,045
		698,547
Electric Services - 1.95%
325,000	Empire District Electric Co., 6.700%, due 11/15/33	339,489
350,000	Pacificorp, 5.800%, due 4/15/36	349,193
		688,682
Federal & Federally-Sponsored Credit Agencies - 1.39%
500,000	Federal Home Loan Bank, 4.000%, due 9/12/30	490,591

Financial Services - 1.96%
200,000	Ford Motor Credit Co. LLC. Series MTN, 5.450%, due 2/20/28	200,087
350,000	Ford Motor Credit Co. LLC. Series NOTZ, 5.700%, due 9/20/34	341,596
150,000	General Motors Financial Company, Inc. Series C, 5.70%, to 9/30/30 (a) (b)	149,106
		690,789
General Building Contractors - Residential Buildings - 0.28%
100,000	Lennar Corp., 4.750%, due 11/29/27	100,030

General Medical and Surgical Hospitals - 1.03%
400,000	Little Co. Mary Hospital, IN, 2.921%, due 11/01/30	364,375

Heating Equip, Except Elec & Warm Air; & Plumbing Fixtures - 1.20%
400,000	Masco Corp., 7.750%, due 8/01/29	424,670

Hospital & Medical Service Plans - 0.67%
250,000	Centene Corp., 2.450%, due 7/15/28	238,165

Malt Beverages - 1.53%
500,000	Anheuser-Busch Cos., LLC, 6.800%, due 8/20/32	541,198

Medical Services - 0.60%
250,000	American Medical College Series 2020, 3.017%, due 10/01/35	210,821

Midstream - 0.92%
300,000	Southern Natural Gas, 7.350%, due 2/15/31	323,654

National Commercial Banks - 10.67%
250,000	Bank of America Corp. Series MTN, 4.050%, due 2/23/29	244,837
250,000	Bank of America Corp. Series MTN, 5.100%, due 9/16/36	237,710
250,000	Bank of America Corp. Series MTN, 5.200%, due 12/05/31	246,156
250,000	Citigroup, Inc. Series MTN, 4.600%, due 9/30/32	240,128
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	148,029
150,000	JPMorgan & Chase Co. Series B, 4.57258%, due 2/01/27 (3-Month SOFR + 0.76161%) ***	149,497
150,000	JPMorgan & Chase Co. Series CC, 6.65258%, to 2/01/27 (3-Month SOFR + 2.84161%) (b) ***	150,060
200,000	Keycorp Series MTN, 2.250%, due 4/06/27	197,501
350,000	Simmons First National Corp., 6.250%, to 10/01/35 (a)	348,431
100,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	99,762
75,000	Truist Financial Corp. Series Q, 5.100%, to 3/01/30 (a) (b)	74,282
150,000	TTCU Federal Credit Union Series CD, 5.000%, due 7/26/27	151,269
200,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	198,409
400,000	Wachovia Corp., 7.500%, due 4/15/35	448,014
400,000	Wells Fargo & Co. Series MTN, 4.050%, due 10/02/29	391,611
350,000	Wells Fargo & Co. Series MTN, 5.200%, due 8/16/34	340,554
100,000	Wells Fargo & Co. Series MTN, 5.250%, due 4/28/30	99,467
		3,765,717
Natural Gas Distribution - 0.33%
115,000	Northwest Natural Gas Co. Series MTN, 5.750%, due 3/15/33	115,867

Natural Gas Transmission - 1.42%
250,000	Northern Illinois Gas Co., 5.900%, due 12/01/32	250,871
250,000	Targa Resources Corp., 5.500%, due 3/01/30	251,401
		502,272
Paper Mills - 1.35%
300,000	Georgia-Pacific, LLC, 7.250%, due 6/01/28	312,504
150,000	Georgia-Pacific, LLC, 7.750%, due 11/15/29	162,600
		475,104
Personal Credit Institutions - 0.42%
150,000	OneMain Finance Corp., 3.500%, due 1/15/27	149,122

Petroleum Refining - 0.15%
50,000	Conocophillips, 7.000%, due 3/30/29	52,165

Pipe Lines (No Natural Gas) - 1.13%
400,000	HF Sinclair Corp., 5.500%, due 9/01/32	399,028

Real Estate Investment Trust - 1.11%
250,000	Boston Properties LP, 4.500%, due 12/01/28	247,877
6,000	Ready Capital Corp., 9.000%, due 12/15/29	142,740
		390,617
Retail-Drug Stores and Proprietary Stores - 0.84%
300,000	CVS Health Corp., 5.300%, due 6/01/33	297,983

Retail-Family Clothing Stores - 0.84%
300,000	Ross Stores, Inc., 4.800%, due 4/15/30	296,838

Retail - Lumber & Other Building Materials Dealers - 1.46%
500,000	Lowes Cos., Inc., 6.875%, due 2/15/28	515,362

Security Brokers, Dealers & Flotation Companies - 2.89%
500,000	Goldman Sachs Group, Inc., 1.500%, due 9/15/27	484,361
300,000	Goldman Sachs Group, Inc. Series MTN, 4.800%, due 2/11/33	288,319
250,000	Jefferies Financial Group, Inc. Series MTN, 6.500%, due 4/30/35	247,548
		1,020,228
Services - Computer Programming, Data Processing, Etc. - 1.90%
400,000	Factset Research Systems, Inc., 3.450%, due 3/01/32	360,283
300,000	Peraton Enterprise, 7.450%, due 10/15/29	310,537
		670,820
Services - Equipment Rental & Leasing - 0.70%
100,000	Air Lease Corp., 3.625%, due 12/01/27	98,631
150,000	United Rentals, Inc., 3.875%, due 11/15/27	147,994
		246,625
Services - General Medical & Surgical Hospitals - 0.72%
250,000	HCA Healthcare, Inc., 7.050%, due 12/01/27	255,530

Services-Miscellaneous Amusement & Recreation - 0.92%
100,000	Walt Disney Co., 6.750%, due 1/09/38	107,525
210,000	Walt Disney Co., 7.125%, due 4/08/28	217,903
		325,428
Services-Prepackaged Software - 0.98%
350,000	Salesforce, Inc., 5.200%, due 3/15/33	345,513

Social Services, Not Elsewhere Classified - 0.07%
25,000	Low Income Investment Fund Series 2019, 3.711%, due 7/01/29	23,945

State Commercial Banks - 4.17%
250,000	Citizens Financial Group, Inc., 2.638%, due 9/30/32	211,867
250,000	Deutsche Bank AG Series GMTN, 5.150%, due 9/15/34 (Germany)	240,532
350,000	First Citizens Bank, 6.125%, due 3/09/28	355,373
250,000	M&T Bank Corp., 7.413%, to 10/30/29 (3-month SOFR + 2.800%) (a) ***	262,331
400,000	Renasant Corp., 5.500%, to 9/01/26 (a)	400,000
		1,470,103
Telephone Communications (No Radio Telephone) - 2.55%
200,000	AT&T, Inc., 6.875%, due 10/15/31	211,083
400,000	AT&T, Inc., 7.125%, due 12/15/31	429,202
250,000	Verizon Wireless Communications, Inc., 6.800%, due 5/01/29	260,626
		900,911
Trucking & Courier Services (No Air) - 1.08%
350,000	United Parcel Service, Inc., 7.620%, due 4/01/30	380,436

Water Supply - 0.87%
300,000	Golden State Water Co. Series MTNC, 6.590%, due 1/25/29	306,352

Wholesale - Groceries & Related Products - 0.44%
152,000	Sysco Corp., 6.500%, due 8/01/28	155,706

TOTAL FOR CORPORATE BONDS (Cost $23,150,897) - 64.68%		22,827,275

EXCHANGE TRADED FUNDS - 2.19%
5,000	iShares 5-10 Year Investment Grade Corporate Bond ETF	260,950
10,000	iShares 10+ Year Investment Grade Corporate Bond ETF	480,900
1,000	iShares US Preferred Stock ETF	30,440
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $809,693) - 2.19%		772,290

MUNICIPAL BONDS - 14.68% (c)

Alabama - 0.51%
150,000	Jacksonville Public Educational Building Authority Taxable, 6.100%, due 8/10/30	157,715
25,000	Troy, AL Industrial Development Board Revenue, 3.800%, due 11/01/31	22,840
		180,555
Connecticut - 0.33%
120,000	Town of Hamden, 4.930%, due 8/15/35	116,234

Florida - 0.62%
70,000	Hillsborough County FL Aviation Auth Customer Fac Charge Revenue Series B, 5.170%, due 10/01/35	69,872
150,000	North Miami Beach, FL, Water Revenue Series B, 2.311%, due 8/01/27	147,328
		217,200
Georgia - 0.14%
50,000	Georgia State Local Government Cops Grantor Trust Series A, 4.750%, due 6/01/28	50,761

Illinois - 2.20%
125,000	Illinois Build America Bond, 6.900%, due 3/01/35	134,310
31,577	Illinois State Taxable Pension AGM CR, 5.100%, due 6/01/33	31,644
10,000	Saint Clair County IL Community School District #187 Prerefunded Series C, 5.169%, due 1/01/31	10,128
60,000	Saint Clair County IL Community School District #187 Unrefunded Series C, 5.169%, due 1/01/31	60,040
131,539	State of Illinois Build America Bonds-Taxable Series 3, 6.725%, due 4/01/35	136,213
163,464	State of Illinois Revert-M-Acorns Series 9, 5.100%, due 6/01/33	163,261
85,000	Village of Rosemont Series B, 6.600%, due 12/01/30	85,468
150,000	Village of Rosemont Series C, 6.750%, due 12/01/35	154,531
		775,595
Indiana - 5.36%
25,000	City of South Bend, IN Educational Center Project, 2.500%, due 8/01/35	19,736
100,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150%, due 7/15/27	100,150
50,000	Gary Community School Bldg. Corp., 3.200%, due 7/15/29	48,870
25,000	Gary Community School Bldg. Corp., 3.500%, due 1/15/33	23,478
300,000	Indiana State Financial Authority Revenue Senior Living Series B, 2.920%, due 11/15/27	290,362
200,000	Indiana State Financial Authority Revenue Senior Living Series B, 3.300%, due 11/15/30	179,226
250,000	Indiana State Financial Authority University Housing Revenue, 5.388%, due 7/01/35	249,944
140,000	Indiana State Housing & Community Development Authority Series A-2, 4.984%, due 7/01/30	140,828
300,000	Plainfield Redevelopment Commission Series B, 2.000%, due 2/01/29	280,206
150,000	Schererville IN Econ Dev Revenue, 2.579%, due 1/15/30	140,145
350,000	Speedway IN Redev Auth Lease Rental Revenue Taxable-A-Build America Bonds, 6.512%, due 2/01/35	369,308
50,000	Town of Speedway, IN Revenue Bond, 5.000%, due 8/01/34	49,716
		1,891,969
Maryland - 0.70%
250,000	Maryland State Health & Higher Education Facilities Series C, 2.269%, due 1/01/27	247,979

Michigan - 0.50%
177,500	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	176,141

Nebraska - 0.81%
300,000	Grand Island NE Combined Utils Revenue, 1.920%, due 8/15/28	285,531

New Jersey - 0.16%
70,000	City of Jersey, NJ, 2.500%, due 3/01/34	58,228

New York - 0.23%
80,332	New York St Dorm Auth Revenues, 5.289%, due 3/15/33	80,248

Ohio - 0.54%
85,000	City of Obetz, OH Series C, 2.310%, due 12/01/35	67,624
125,000	Jobs Ohio Beverage Sys Stwd Lien Liquor Profits Revenue Refunding Bonds, Series 2020A, 2.268%, due 1/01/28	121,352
		188,976
Oregon - 0.43%
150,000	Philomath, Oregon Sch District Series A, 5.472%, due 6/15/27	151,388

Pennsylvania - 0.92%
25,000	City of Wilkes-Barre, PA Series B, 4.959%, due 11/15/32	24,371
200,000	East-Norriton-Plymouth-Whitpain Joint Sewer Authority, 1.832%, due 8/01/28	189,816
80,000	Philadelphia PA School District Qualified School Construction Bond Series A, 5.995%, due 9/01/30	82,700
25,000	Susquehanna Area Regional Airport Authority Sys Revenue Series B, 9.875%, due 1/01/34	29,222
		326,109
South Carolina - 0.16%
60,000	South Carolina State Jobs-Econ Dev Authority Hospital Revenue, 2.729%, due 7/01/30	55,475

Texas - 0.37%
25,000	Austin, TX Independent School District Build America Bonds Series B, 5.241%, due 8/01/35	24,710
30,000	North Texas Tollway Authority Series B-1, 8.410%, due 2/01/30	31,574
75,000	Somerset Hills Road District #4 Texas, 5.125%, due 8/15/34	74,496
		130,780
Wisconsin - 0.70%
250,000	City of Milwaukee, WI, 3.950%, due 12/01/28	246,507

TOTAL FOR MUNICIPAL BONDS (Cost $5,211,708) - 14.68%		5,179,676

PREFERRED SECURITIES - 1.89%

Asset Management - 0.21%
3,000	BRC Group Holdings, Inc., 6.50%, due 09/30/26	75,450

National Commercial Banks - 1.39%
100,000	BAC Capital Trust XIII Series F, 4.32596%, to 10/08/26 (3-month SOFR + 0.66161%) (b) ***	75,191
100,000	Key Corp. Capital I, 4.72704%, due 7/01/28 (3-month SOFR + 1.00161%) ***	98,442
200,000	Mellon Capital IV Series 1, 4.5226%, to 10/23/26 (3-Month SOFR + 0.82661%) (b) ***	166,107
150,000	PNC Capital Trust C, 4.49203%, due 6/01/28 (3-Month SOFR + 0.83161%) ***	149,501
		489,241
State Commercial Banks - 0.29%
4,000	Merchants Bancorp, Inc., 8.250%, to 10/01/27 (a) (b)	102,320
6,000	SVB Financial Group Series C, 0.000%, due 11/07/29 * ^	1
		102,321

TOTAL FOR PREFERRED SECURITIES (Cost $866,784) - 1.89%		667,012

STRUCTURED NOTES - 3.48% (c)

National Commercial Banks - 1.65%
394,000	Citigroup, Inc, Series MTN, 0.2174%, due 3/12/34, Capped at 10.5% (a)	288,648
300,000	JPMorgan & Chase Co. Series MTN, 2.500%, due 8/15/27	293,098
		581,746
Security Brokers, Dealers & Flotation Companies - 1.83%
100,000	Goldman Sachs Group, Inc. Series MTN, 1.410624%, due 12/13/28, Capped at 10% ***	88,917
120,000	Goldman Sachs Group, Inc., 1.60497%, due 11/13/28, Capped at 10% ***	108,792
114,000	Morgan Stanley, Series MTN, 1.81288%, due 8/19/28, Capped at 10% ***	101,490
25,000	Morgan Stanley, Series MTN, 2.15665%, due 8/30/28, Capped at 12% ***	22,151
379,000	Morgan Stanley, Series MTN, 4.3133%, due 5/29/30, Capped at 10% ***	325,940
		647,290

TOTAL FOR STRUCTURED NOTES (Cost $1,288,185) - 3.48%		1,229,036

U.S. GOVERNMENT AGENCIES & OBLIGATIONS- 6.14% (c)
1,000,000	U.S. Government Treasury Note/Bond, 3.625%, due 9/30/30	968,477
500,000	U.S. Government Treasury Note/Bond, 3.875%, due 9/30/32	481,523
750,000	U.S. Government Treasury Note/Bond, 3.875%, due 8/15/33	716,514
TOTAL FOR U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $2,212,141) - 6.14%		2,166,514

MONEY MARKET FUND - 5.72%
2,019,762	Federated Treasury Obligation Fund - Institutional Shares 3.54% ** (Cost $2,019,762) - 5.72%	2,019,762

TOTAL INVESTMENTS (Cost $35,559,170) - 98.78%		34,861,565

OTHER ASSETS LESS LIABILITIES, NET - 1.22%		429,568

NET ASSETS - 100.00%		$ 35,291,133

(a) Security converts to floating rate after the indicated fixed-rate coupon period.
(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c) All Corporate Bonds, Municipal Bonds, Structured Notes, and U.S. Government Agencies & Obligations are
categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.
* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2026.
*** Variable Rate Security - Interest rate shown is rate in effect at August 31, 2026.
^ Indicates a fair valued security. Total market value for fair valued securities is $1 representing 0.00% of net assets and Level 3 securities.
Level 3 investments value was determined using significant unobservable inputs.
For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
SOFR- Secured Overnight Financing Rate, a benchmark interest rate for dollar-denominated derivatives and loans.
3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.
The accompanying notes are an integral part of these financial statements.

	ARCHER STOCK FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2026

Shares/Principal		Fair Value

COMMON STOCKS - 97.67%

Aircraft - 2.85%
3,640	Boeing Co. *	$ 756,319

Aircraft Engines & Engine Parts - 3.13%
4,000	RTX Corp.	830,920

Beverages - 2.34%
7,000	The Coca-Cola Company	620,690

Computer Peripheral Equipment - 2.01%
1,400	Palo Alto Networks, Inc. *	534,982

Electric Services - 3.01%
2,000	American Electric Power Company, Inc.	244,860
6,750	NextEra Energy, Inc.	555,795
		800,655
Electromedical & Electrotherapeutic Apparatus - 1.54%
4,525	Medtronic PLC. (Ireland)	410,191

Electronic Computers - 4.18%
3,504	Apple, Inc.	1,110,242

Fire, Marine & Casualty Insurance - 3.46%
1,100	Berkshire Hathaway, Inc. Class B *	554,433
1,670	Progressive Corp.	364,194
		918,627
Hospital & Medical Service Plans - 1.15%
785	UnitedHealth Group, Inc.	305,687

Industrial Inorganic Chemicals - 2.21%
1,200	Linde PLC. (Ireland)	587,496

Industrial Instruments for Measurement, Display & Control - 3.37%
3,500	MKS, Inc.	896,840

Measuring & Controlling Devices - 2.08%
895	Thermo Fisher Scientific, Inc.	552,304

Motor Vehicles & Passenger Car Bodies - 2.05%
39,000	Ford Motor Co.	543,660

National Commercial Banks - 5.32%
9,600	Bank of America Corp.	594,624
2,300	JPMorgan Chase & Co.	818,846
		1,413,470
Petroleum Refining - 1.76%
2,900	Exxon Mobil Corp.	466,755

Pharmaceutical Preparations - 8.39%
635	Eli Lilly & Co.	734,524
3,400	Johnson & Johnson	903,890
4,000	Merck & Co., Inc.	591,040
		2,229,454
Retail - Catalog & Mail-Order Houses - 3.71%
3,800	Amazon.com, Inc. *	987,126

Retail - Lumber & Other Building Materials Dealers - 1.81%
1,470	Home Depot, Inc.	481,910

Retail - Variety Stores - 1.88%
3,935	Dollar General Corp.	498,761

Security & Commodity Brokers, Dealers, Exchanges & Services - 1.81%
3,000	Intercontinental Exchange, Inc.	482,100

Semiconductors & Related Devices - 10.48%
2,175	Broadcom, Inc.	805,490
800	Micron Technology, Inc.	766,984
5,500	NVIDIA Corp.	1,214,290
		2,786,764
Services - Business Services - 2.21%
1,550	Visa, Inc. Class A	588,024

Services - Computer Programming, Data Processing, Etc. - 6.77%
3,100	Alphabet, Inc. Class A	1,051,985
1,305	Meta Platforms, Inc. Class A	746,904
		1,798,889
Services - Equipment Rental & Leasing - 2.73%
700	United Rentals, Inc.	726,600

Services - Miscellaneous Amusement & Recreation - 1.86%
4,590	Walt Disney Co.	493,655

Services - Prepackaged Software - 11.97%
2,900	Cloudflare, Inc. Class A *	884,819
4,105	Dynatrace, Inc. *	224,092
1,967	Microsoft Corp.	997,839
2,022	Palantir Technologies, Inc. Class A *	376,860
1,355	ServiceNow, Inc. *	200,526
1,500	Snowflake, Inc. Class A *	497,145
		3,181,281
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.67%
3,068	Procter & Gamble Co.	445,228

Surgical & Medical Instruments & Apparatus - 1.92%
1,580	Stryker Corp.	511,604

TOTAL FOR COMMON STOCKS (Cost $11,332,173) - 97.67%		25,960,234

REAL ESTATE INVESTMENT TRUST - 1.22%
1,840	American Tower Corp.	323,288
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $300,522) - 1.22%		323,288

MONEY MARKET FUND - 1.07%
285,689	Federated Treasury Obligation Fund - Institutional Shares 3.54% ** (Cost $285,689) - 1.07%	285,689

TOTAL INVESTMENTS (Cost $11,918,384) - 99.96%		26,569,211

OTHER ASSETS LESS LIABILITIES, NET - 0.04%		10,148

NET ASSETS - 100.00%		$ 26,579,359

* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2026.
The accompanying notes are an integral part of these financial statements.

	ARCHER DIVIDEND GROWTH FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2026

Shares/Principal		Fair Value

COMMON STOCKS - 86.77%

Beverages - 1.36%
3,400	PepsiCo, Inc.	$ 477,156

Biological Products, (No Diagnostic Substances) - 2.95%
7,065	Gilead Sciences, Inc.	1,033,892

Bottled & Canned Soft Drinks & Carbonated Waters - 2.49%
7,850	Coca-Cola FEMSA S.A.B. de C.V. ADR Series L	872,606

Canned, Frozen & Preservd Fruit, Vegetable & Food Specialties - 1.61%
22,000	Kraft Heinz Co.	564,740

Crude Petroleum & Natural Gas - 0.83%
2,000	EOG Resources, Inc.	289,920

Electric & Other Services Combined - 6.54%
5,405	Consolidated Edison, Inc.	578,443
5,082	Duke Energy Corp.	609,383
14,100	Exelon Corp.	616,452
12,000	Nisource, Inc.	491,040
		2,295,318
Electric Services - 3.98%
6,500	American Electric Power Co., Inc.	795,795
6,850	Southern Co.	602,800
		1,398,595
Electromedical & Electrotherapeutic Apparatus - 2.01%
7,800	Medtronic PLC. (Ireland)	707,070

Fire, Marine & Casualty Insurance - 1.92%
6,500	Safety Insurance Group, Inc.	674,310

Guided Missiles & Space Vehicles & Parts - 2.04%
1,275	Lockheed Martin Corp.	715,568

Hospital & Medical Service Plans - 1.11%
1,000	UnitedHealth Group, Inc.	389,410

Investment Advice - 1.31%
3,200	Blackstone, Inc. Class A	458,368

Life Insurance - 2.30%
19,000	Manulife Financial Corp. (Canada)	805,790

Motor Vehicles & Passenger Car Bodies - 2.38%
60,000	Ford Motor Co.	836,400

National Commercial Banks - 10.70%
12,500	Bank of America Corp.	774,250
3,150	JPMorgan Chase & Co.	1,121,463
5,000	Peoples Financial Services Corp.	343,350
31,600	Regions Financial Corp.	944,208
11,525	Truist Financial Corp.	571,409
		3,754,680
Natural Gas Transmission - 1.93%
21,000	Kinder Morgan, Inc.	677,040

Natural Gas Transmission & Distribution - 1.86%
6,800	ONEOK, Inc.	652,868

Petroleum Refining - 5.05%
12,900	BP PLC. ADR	553,023
2,790	Chevron Corp.	575,131
1,800	Valero Energy Corp.	646,056
		1,774,210
Pharmaceutical Preparations - 11.36%
2,295	AbbVie, Inc.	588,484
9,970	Bristol Myers Squibb Co.	666,096
3,485	Johnson & Johnson	926,487
6,415	Merck & Co., Inc.	947,880
30,200	Pfizer, Inc.	859,492
		3,988,439
Retail - Drug Stores and Proprietary Stores - 1.71%
6,400	CVS Health Corp.	601,024

Security & Commodity Brokers, Dealers, Exchanges & Services - 2.11%
2,600	CME Group, Inc. Class A	742,300

Semiconductors & Related Devices - 2.74%
2,600	Broadcom, Inc.	962,884

Services-Engineering, Accounting, Research, Management - 2.18%
6,000	Paychex, Inc.	764,040

Services-Personal Services - 2.28%
15,500	H&R Block, Inc.	800,575

Services-Prepackaged Software - 1.73%
1,200	Microsoft Corp.	608,748

State Commercial Banks - 2.65%
13,500	Citizens Financial Group, Inc.	929,745

Sugar & Confectionery Products - 2.01%
4,000	Hershey Co.	704,840

Telephone Communications (No Radio Telephone) - 1.98%
13,900	Verizon Communications, Inc.	695,278

Trucking & Courier Services - 1.49%
5,000	United Parcel Service, Inc. Class B	521,150

Wholesale-Motor Vehicle Supplies & New Parts - 2.16%
5,600	Genuine Parts Co.	759,752

TOTAL FOR COMMON STOCKS (Cost $19,626,280) - 86.77%		30,456,716

REAL ESTATE INVESTMENT TRUSTS - 7.55%
3,300	Extra Space Storage, Inc.	465,630
24,500	Healthpeak Properties, Inc.	510,090
5,800	Iron Mountain, Inc.	669,030
17,500	VICI Properties, Inc.	448,875
7,935	W.P. Carey, Inc.	555,133
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,131,738) - 7.55%		2,648,758

MONEY MARKET FUND - 5.38%
1,888,480	Federated Treasury Obligation Fund - Institutional Shares 3.54% ** (Cost $1,888,480) - 5.38%	1,888,480

TOTAL INVESTMENTS (Cost $23,646,498) - 99.70%		34,993,954

OTHER ASSETS LESS LIABILITIES, NET - 0.30%		106,628

NET ASSETS - 100.00%		$ 35,100,582

** Variable rate security; the coupon rate shown represents the yield at August 31, 2026.
ADR - American Depositary Receipt
The accompanying notes are an integral part of these financial statements.

	ARCHER FOCUS FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2026

Shares/Principal		Fair Value

COMMON STOCKS - 85.55%

Auto Controls For Regulating Residential & Comml Environments - 0.99%
86	Trane Technologies PLC. (Ireland)	$ 38,218

Beverages - 1.13%
490	Coca Cola Co.	43,448

Biological Products, (No Diagnostic Substances) - 1.14%
300	Gilead Sciences, Inc.	43,902

Computer Communications Equipment - 1.35%
265	Arista Networks, Inc. *	51,858

Computer Peripheral Equipment - 1.19%
268	Fortinet, Inc. *	45,809

Electrical Work - 0.84%
21	Comfort Systems USA, Inc.	32,458

Electronic Computers - 5.17%
627	Apple, Inc.	198,665

Fire, Marine & Casualty Insurance - 2.51%
191	Berkshire Hathaway, Inc. Class B *	96,270

General Industrial Machinery & Equipment - 1.00%
139	Illinois Tool Works, Inc.	38,276

Guided Missiles & Space Vehicles & Parts - 0.85%
58	Lockheed Martin Corp.	32,551

Industrial Inorganic Chemicals - 1.01%
79	Linde PLC. (Ireland)	38,677

Men's & Boys' Furnishgs, Work Clothg, & Allied Garments - 0.98%
187	Cintas Corp.	37,735

Optical Instruments & Lenses - 2.28%
500	KLA Corp.	87,725

Petroleum Refining - 2.12%
506	ExxonMobil Holdings Corp.	81,441

Pharmaceutical Preparations - 7.35%
310	Johnson & Johnson	82,414
132	Eli Lilly & Co.	152,688
321	Merck & Co., Inc.	47,431
		282,533
Retail-Eating Places - 1.03%
1,044	Chipotle Mexican Grill, Inc. *	39,703

Retail-Family Clothing Stores - 4.91%
250	Ross Stores, Inc.	57,135
982	TJX Cos., Inc.	131,500
		188,635
Retail-Home Furniture, Furnishings & Equipment Stores - 1.20%
202	Williams Sonoma, Inc.	46,107

Retail-Variety Stores - 2.20%
56	Costco Wholesale Corp.	52,857
303	Walmart, Inc.	31,776
		84,633
Rolling Drawing & Extruding of Nonferrous Metals - 0.99%
156	Howmet Aerospace, Inc.	38,212

Search, Detection, Navigation, Guidance, Aeronautical Sys - 1.17%
158	Garmin Ltd. (Switzerland)	44,889

Semiconductors & Related Devices - 7.82%
217	Applied Materials, Inc.	99,471
910	NVIDIA Corp.	200,910
		300,381
Services-Business Services - 7.35%
187	Accenture PLC. Class A (Ireland)	35,485
183	Mastercard, Inc. Class A	107,844
366	Visa, Inc. Class A	138,849
		282,178
Services-Computer Processing & Data Preparation - 1.26%
169	Automatic Data Processing, Inc.	48,361

Services - Computer Programming, Data Processing, Etc. - 9.03%
487	Alphabet, Inc. Class A	165,264
81	AppLovin Corp. Class A *	25,277
273	Meta Platforms, Inc. Class A	156,249
		346,790
Services-Prepackaged Software - 9.73%
207	Adobe, Inc. *	60,608
94	Cadence Design Systems, Inc. *	31,845
126	Intuit, Inc.	45,272
465	Microsoft Corp.	235,890
		373,615
Services-Video Tape Rental - 2.00%
947	Netflix, Inc. *	76,754

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 0.89%
236	Procter & Gamble Co.	34,248

Special Industry Machinery - 3.67%
467	Lam Research Corp.	140,796

Surgical & Medical Instruments & Apparatus - 1.13%
252	3M Co.	43,301

Wholesale-Electronic Parts & Equipment - 1.26%
540	AVNET, Inc.	48,362

TOTAL FOR COMMON STOCKS (Cost $2,744,452) - 85.55%		3,286,531

EXCHANGE TRADED FUNDS - 7.55%
403	iShares MSCI USA Quality Factor ETF	89,716
582	State Street Consumer Staples Select Sector SPDR ETF	49,458
788	State Street Energy Select Sector SPDR ETF	50,401
295	State Street Health Care Select Sector SPDR ETF	50,309
555	State Street SPDR Portfolio S&P 500 ETF	50,106
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $287,573) - 7.55%		289,990

REAL ESTATE INVESTMENT TRUST - 0.99%
272	Prologis, Inc.	38,058
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $38,766) - 0.99%		38,058

MONEY MARKET FUND - 6.11%
234,756	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class - 3.53% ** (Cost $234,756) - 6.11%	234,756

TOTAL INVESTMENTS (Cost $3,305,547) - 100.20%		3,849,335

LIABILITIES LESS OTHER ASSETS, NET - (0.20)%		(7,782)

NET ASSETS - 100.00%		$ 3,841,553

* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2026.
The accompanying notes are an integral part of these financial statements.

	ARCHER MULTI CAP FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2026

Shares/Principal		Fair Value

COMMON STOCKS - 88.70%

Biological Products, (No Diagnostic Substances) - 1.52%
830	Krystal Biotech, Inc. *	$ 298,269

Chemicals & Allied Products - 1.20%
3,705	Solstice Advanced Materials, Inc.	234,860

Communications Equipment - 1.78%
380	Lumentum Holdings, Inc. *	347,609

Computer Storage Devices - 1.23%
2,600	Everpure, Inc. Class A *	241,670

Electric Services - 1.02%
675	Talen Energy Corp. *	199,638

Electrical Industrial Apparatus - 1.01%
579	Woodward, Inc.	196,756

Electronic Computers - 1.46%
900	Apple, Inc.	285,165

Engines & Turbines - 0.70%
900	BWX Technologies, Inc.	137,061

Fire, Marine & Casualty Insurance - 1.25%
486	Berkshire Hathaway, Inc. Class B *	244,959

General Industrial Machinery & Equipment - 0.88%
3,590	Zurn Elkay Water Solutions Corp.	171,602

Household Furniture - 0.67%
2,028	Somnigroup International, Inc.	131,313

Laboratory Analytical Instruments - 1.83%
1,673	Illumina, Inc. *	357,403

Life Insurance - 1.49%
6,842	Lincoln National Corp.	291,401

Mineral Royalty Traders - 1.09%
814	Royal Gold, Inc.	212,837

Misc. Industrial & Commercial Machinery & Equipment - 2.50%
325	Curtiss Wright Corp.	189,322
808	MOOG, Inc. Class A	300,172
		489,494
Motor Vehicles & Passenger Car Bodies - 1.91%
1,317	Federal Signal Corp.	154,089
600	Tesla, Inc. *	220,770
		374,859
National Commercial Banks - 2.60%
3,623	Bank of America Corp.	224,409
801	JPMorgan Chase & Co.	285,172
		509,581
Oil & Gas Field Machinery & Equipment - 1.52%
3,805	TechnipFMC PLC. (United Kingdom)	297,361

Optical Instruments & Lenses - 1.50%
1,059	Coherent Corp. *	294,222

Patent Owners & Lessors - 1.37%
800	Interdigital, Inc.	268,024

Petroleum Refining - 1.33%
1,616	Exxon Mobil Corp.	260,095

Pharmaceutical Preparations - 6.00%
1,113	AbbVie, Inc.	285,395
1,700	Arrowhead Pharmaceuticals, Inc. *	140,063
200	Eli Lilly & Co.	231,346
951	Johnson & Johnson	252,823
519	United Therapeutics Corp. *	264,887
		1,174,514
Plastic Materials, Synth Resins & Nonvulcan Elastomers - 1.04%
2,820	Eastman Chemical Co.	204,281

Plastics Products - 1.02%
1,155	Armstrong World Industries, Inc.	199,330

Printed Circuit Boards - 3.84%
2,220	Flex Ltd. (Singapore) *	242,535
1,200	Sanmina Corp. *	236,064
2,300	TTM Technologies, Inc. *	273,516
		752,115
Retail - Auto Dealers & Gasoline Stations - 1.23%
320	Caseys General Stores, Inc.	240,707

Retail - Catalog & Mail-Order Houses - 0.83%
627	Amazon.com, Inc. *	162,876

Retail - Department Stores - 0.68%
516	Burlington Stores, Inc. *	134,036

Retail - Eating Places - 1.67%
1,430	Brinker Intl., Inc. *	326,755

Retail - Lumber & Other Building Materials Dealers - 1.22%
728	Home Depot, Inc.	238,660

Retail - Variety Stores - 2.07%
230	Costco Wholesale Corp.	217,095
1,803	WalMart, Inc.	189,081
		406,176
Security Brokers, Dealers & Flotation Companies - 0.83%
993	Marketaxess Holdings, Inc.	161,492

Semiconductors & Related Devices - 8.75%
800	Advanced Micro Devices, Inc. *	376,576
484	Broadcom, Inc.	179,245
1,208	NVIDIA Corp.	266,702
2,600	Qorvo, Inc. *	249,808
2,683	Semtech Corp. *	356,732
500	Sitime Corp. *	282,710
		1,711,773
Services - Business Services - 3.71%
447	MasterCard, Inc. Class A	263,422
2,437	RB Global, Inc.	206,121
676	Visa, Inc. Class A	256,454
		725,997
Services - Computer Programming, Data Processing, Etc. - 3.70%
678	Alphabet, Inc. Class A	230,079
878	Alphabet, Inc. Class C	294,490
350	Meta Platforms, Inc. Class A	200,319
		724,888
Services - General Medical & Surgical Hospitals - 1.36%
1,000	Tenet Healthcare Corp. *	265,910

Services - Prepackaged Software - 5.34%
650	Microsoft Corp.	329,738
1,913	Palantir Technologies, Inc. Class A *	356,545
1,525	Twilio, Inc. Class A *	359,336
		1,045,619
Services - Video Tape Rental - 1.11%
2,670	Netflix, Inc. *	216,403

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.13%
1,522	Procter & Gamble Co.	220,873

Special Industry Machinery (No Metalworking Machinery) - 2.38%
1,720	JBT Marel Corp.	201,016
1,760	nVent Electric PLC. (United Kingdom)	265,320
		466,336
Steel Pipe & Tubes - 1.58%
1,510	ATI, Inc. *	308,342

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.30%
532	Carpenter Technology Corp.	253,455

Surgical & Medical Instruments & Apparatus - 1.46%
1,594	Glaukos Corp. *	286,219

Telephone & Telegraph Apparatus - 2.22%
732	Ciena Corp. *	280,210
375	Fabrinet (Cayman Islands) *	154,849
		435,059
Telephone Communications (No Radiotelephone) - 0.83%
26,000	Lumen Technologies, Inc. *	162,500

Transportation Services - 1.27%
1,286	XPO, Inc. *	249,471

Water, Sewer, Pipeline, Comm & Power Line Construction - 0.53%
1,450	Primoris Services Corp.	104,559

Wholesale - Groceries & Related Products - 0.98%
1,835	US Foods Holdings Corp. *	192,381

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 0.76%
5,960	LKQ Corp.	149,596

TOTAL FOR COMMON STOCKS (Cost $12,817,621) - 88.70%		17,364,502

REAL ESTATE INVESTMENT TRUST - 1.20%
6,013	CareTrust REIT, Inc.	234,206
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $177,628) - 1.20%		234,206

MONEY MARKET FUND - 9.90%
1,937,951	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class - 3.53% ** (Cost $1,937,951) - 9.90%	1,937,951

TOTAL INVESTMENTS (Cost $14,933,200) - 99.80%		19,536,659

OTHER ASSETS LESS LIABILITIES, NET - 0.20%		38,560

NET ASSETS - 100.00%		$ 19,575,219

* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2026.
The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS
STATEMENTS OF ASSETS & LIABILITIES
August 31, 2026

	Balanced	Income	Stock	Dividend	Focus	Multi Cap
Assets:	Fund	Fund	Fund	Growth Fund	Fund	Fund
Investments in Securities, at Fair Value (Cost $33,965,862,	$ 61,841,034	$ 34,861,565	$ 26,569,211	$ 34,993,954	$ 3,849,335	$ 19,536,659
$35,559,170, $11,918,384, $23,646,498, $3,305,547, and
$14,933,200, respectively)
Cash	2,500	-	-	-	-	-
Receivables:
Shareholder Subscriptions	68,359	21,744	5,869	40,250	-	34,354
Interest	176,955	430,559	1,014	5,975	479	5,156
Dividend	72,791	-	27,222	93,385	3,002	9,885
Prepaid Expenses	16,741	9,512	9,091	15,908	5,113	12,116
Total Assets	62,178,380	35,323,380	26,612,407	35,149,472	3,857,929	19,598,170
Liabilities:
Payables:
Shareholder Redemptions	-	-	2,000	14,000	-	5,820
Due to Advisor	47,899	17,161	17,044	19,769	4,830	4,190
Due to Compliance Officer	-	167	203	183	67	109
Due to Trustees	1,773	1,005	762	1,161	102	506
Due to Transfer Agent	4,485	3,460	3,356	3,247	1,301	2,566
Accrued Expenses	10,581	10,454	9,683	10,530	10,076	9,760
Total Liabilities	64,738	32,247	33,048	48,890	16,376	22,951
Net Assets	$ 62,113,642	$ 35,291,133	$ 26,579,359	$ 35,100,582	$ 3,841,553	$ 19,575,219

Net Assets Consist of:
Paid In Capital	$ 31,805,732	$ 36,364,709	$ 10,468,732	$ 22,119,562	$ 2,350,877	$ 14,388,625
Distributable Earnings (Deficit)	30,307,910	(1,073,576)	16,110,627	12,981,020	1,490,676	5,186,594
Net Assets (unlimited shares authorized; 2,937,344, 1,961,365,
332,826, 1,010,690, 147,656, and 1,073,918 shares outstanding, respectively)	$ 62,113,642	$ 35,291,133	$ 26,579,359	$ 35,100,582	$ 3,841,553	$ 19,575,219
Net Asset Value and Offering Price Per Share	$ 21.15	$ 17.99	$ 79.86	$ 34.73	$ 26.02	$ 18.23

Redemption Price Per Share ($21.15 x 0.99),
($17.99 x 0.99), ($79.86 x 0.99), ($34.73 x 0.99), ($26.02 x 0.99), &
($18.23 x 0.99), respectively *	$ 20.93	$ 17.81	$ 79.06	$ 34.38	$ 25.76	$ 18.05

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.
The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2026

Investment Income:	Balanced Fund		Income Fund		Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Dividends (net of foreign withholding taxes of $7,044, $0, $803, $6,440, $0, and $421, respectively)	$ 736,545		$ 66,771		$ 316,106	$ 1,010,795	$ 88,076	$ 108,998
Interest	673,935		1,549,593		6,581	56,015	6,217	28,375
Total Investment Income	1,410,480		1,616,364		322,687	1,066,810	94,293	137,373

Expenses:
Advisory Fees (a)	293,247		174,188		125,182	150,570	33,210	77,053
Administrative (a)	256,054		174,188		125,176	150,570	33,210	77,053
Transfer Agent	53,305		42,447		36,990	41,549	21,249	30,341
Registration	23,819		26,443		23,219	25,281	11,889	20,803
Legal	19,945		11,416		8,516	11,735	2,506	5,271
Audit	12,800		12,801		12,815	10,950	12,800	12,800
Compliance Officer Fees	3,548		2,394		1,817	2,073	664	1,067
Custody	8,870		5,514		4,052	4,250	2,966	3,616
Trustee	6,625		4,496		2,677	3,673	774	1,976
Miscellaneous	23,523	(b)	27,467	(b)	6,836	8,611	3,928	5,798
Insurance	4,853		2,713		1,687	2,284	830	934
Printing and Mailing	5,125		2,855		1,865	3,233	1,128	1,934
Total Expenses	711,714		486,922		350,832	414,779	125,154	238,646
Fees Waived and/or Reimbursed by the Advisor (a)	(8,177)		(152,480)		(62,913)	(119,662)	(60,063)	(92,244)
Net Expenses	703,537		334,442		287,919	295,117	65,091	146,402

Net Investment Income (Loss)	706,943		1,281,922		34,768	771,693	29,202	(9,029)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	2,342,676		2,851		1,459,890	2,142,001	948,386	718,578
Net Change in Unrealized Appreciation (Depreciation) on Derivatives	(69,149)		(65,937)		-	-	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,465,043		(514,907)		3,212,440	3,927,264	(399,359)	2,656,243
Net Realized and Unrealized Gain (Loss) on Investments	7,738,570		(577,993)		4,672,330	6,069,265	549,027	3,374,821

Net Increase in Net Assets Resulting from Operations	$ 8,445,513		$ 703,929		$ 4,707,098	$ 6,840,958	$ 578,229	$ 3,365,792

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Miscellaneous Expenses include Bond Pricing Services of $6,543 and $14,557, respectively.
The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2026	8/31/2025
Increase in Net Assets From Operations:
Net Investment Income	$ 706,943	$ 739,668
Net Realized Gain on Investments	2,342,676	1,014,409
Net Change in Unrealized Appreciation on Derivatives & Investments	5,395,894	2,800,848
Net Increase in Net Assets Resulting from Operations	8,445,513	4,554,925

Distributions to Shareholders:
Distributions	(1,734,058)	(2,166,511)
Total Distributions	(1,734,058)	(2,166,511)

Capital Share Transactions:
Proceeds from Sale of Shares	7,157,351	5,785,744
Shares Issued on Reinvestment of Dividends	1,483,675	1,781,541
Early Redemption Fees (Note 2)	4,168	1,144
Cost of Shares Redeemed	(8,894,103)	(5,030,477)
Net Increase (Decrease) from Capital Share Transactions	(248,909)	2,537,952

Net Assets:
Net Increase in Net Assets	6,462,546	4,926,366
Beginning of Year	55,651,096	50,724,730
End of Year	$ 62,113,642	$ 55,651,096

Share Transactions:
Shares Sold	349,604	322,188
Shares Issued on Reinvestment of Dividends	75,266	101,084
Shares Redeemed	(443,564)	(281,024)
Net Increase (Decrease) in Shares	(18,694)	142,248
Outstanding at Beginning of Year	2,956,038	2,813,790
Outstanding at End of Year	2,937,344	2,956,038

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2026	8/31/2025
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,281,922	$ 972,485
Net Realized Gain (Loss) on Investments	2,851	(5,271)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives & Investments	(580,844)	236,102
Net Increase in Net Assets Resulting from Operations	703,929	1,203,316

Distributions to Shareholders:
Distributions	(1,248,630)	(964,454)
Total Distributions	(1,248,630)	(964,454)

Capital Share Transactions:
Proceeds from Sale of Shares	10,720,575	12,392,806
Shares Issued on Reinvestment of Dividends	990,118	647,534
Early Redemption Fees (Note 2)	936	711
Cost of Shares Redeemed	(6,402,426)	(2,379,155)
Net Increase from Capital Share Transactions	5,309,203	10,661,896

Net Assets:
Net Increase in Net Assets	4,764,502	10,900,758
Beginning of Year	30,526,631	19,625,873
End of Year	$ 35,291,133	$ 30,526,631

Share Transactions:
Shares Sold	585,749	683,888
Shares Issued on Reinvestment of Dividends	54,409	35,729
Shares Redeemed	(350,725)	(131,131)
Net Increase in Shares	289,433	588,486
Outstanding at Beginning of Year	1,671,932	1,083,446
Outstanding at End of Year	1,961,365	1,671,932

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2026	8/31/2025
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 34,768	$ 53,323
Net Realized Gain on Investments	1,459,890	3,014,593
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,212,440	(1,403,584)
Net Increase in Net Assets Resulting from Operations	4,707,098	1,664,332

Distributions to Shareholders:
Distributions	(2,940,523)	(1,871,413)
Total Distributions	(2,940,523)	(1,871,413)

Capital Share Transactions:
Proceeds from Sale of Shares	1,486,164	1,573,423
Shares Issued on Reinvestment of Dividends	2,489,830	1,543,107
Early Redemption Fees (Note 2)	256	331
Cost of Shares Redeemed	(4,298,382)	(3,002,030)
Net Increase (Decrease) from Capital Share Transactions	(322,132)	114,831

Net Assets:
Net Increase (Decrease) in Net Assets	1,444,443	(92,250)
Beginning of Year	25,134,916	25,227,166
End of Year	$ 26,579,359	$ 25,134,916

Share Transactions:
Shares Sold	20,111	21,643
Shares Issued on Reinvestment of Dividends	35,852	22,776
Shares Redeemed	(58,119)	(42,923)
Net Increase (Decrease) in Shares	(2,156)	1,496
Outstanding at Beginning of Year	334,982	333,486
Outstanding at End of Year	332,826	334,982

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2026	8/31/2025
Increase in Net Assets From Operations:
Net Investment Income	$ 771,693	$ 732,220
Net Realized Gain on Investments	2,142,001	241,227
Net Change in Unrealized Appreciation on Investments	3,927,264	1,171,027
Net Increase in Net Assets Resulting from Operations	6,840,958	2,144,474

Distributions to Shareholders:
Distributions	(782,230)	(731,306)
Total Distributions	(782,230)	(731,306)

Capital Share Transactions:
Proceeds from Sale of Shares	5,140,817	3,702,249
Shares Issued on Reinvestment of Dividends	713,823	590,387
Early Redemption Fees (Note 2)	545	371
Cost of Shares Redeemed	(4,196,969)	(1,841,026)
Net Increase from Capital Share Transactions	1,658,216	2,451,981

Net Assets:
Net Increase in Net Assets	7,716,944	3,865,149
Beginning of Year	27,383,638	23,518,489
End of Year	$ 35,100,582	$ 27,383,638

Share Transactions:
Shares Sold	162,454	136,418
Shares Issued on Reinvestment of Dividends	22,664	21,539
Shares Redeemed	(137,294)	(67,444)
Net Increase in Shares	47,824	90,513
Outstanding at Beginning of Year	962,866	872,353
Outstanding at End of Year	1,010,690	962,866

The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2026	8/31/2025
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 29,202	$ 128,381
Net Realized Gain on Investments	948,386	175,180
Net Change in Unrealized Depreciation on Investments	(399,359)	(492,595)
Net Increase (Decrease) in Net Assets Resulting from Operations	578,229	(189,034)

Distributions to Shareholders:
Distributions	(272,930)	(1,108,823)
Total Distributions	(272,930)	(1,108,823)

Capital Share Transactions:
Proceeds from Sale of Shares	475,261	1,472,251
Shares Issued on Reinvestment of Dividends	196,300	760,583
Early Redemption Fees (Note 2)	515	140
Cost of Shares Redeemed	(7,962,415)	(1,263,395)
Net Increase (Decrease) from Capital Share Transactions	(7,290,339)	969,579

Net Assets:
Net Decrease in Net Assets	(6,985,040)	(328,278)
Beginning of Year	10,826,593	11,154,871
End of Year	$ 3,841,553	$ 10,826,593

Share Transactions:
Shares Sold	19,819	59,627
Shares Issued on Reinvestment of Dividends	8,401	32,228
Shares Redeemed	(332,593)	(51,367)
Net Increase (Decrease) in Shares	(304,373)	40,488
Outstanding at Beginning of Year	452,029	411,541
Outstanding at End of Year	147,656	452,029

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2026	8/31/2025
Increase in Net Assets From Operations:
Net Investment Income (Loss)	$ (9,029)	$ 23,588
Net Realized Gain on Investments	718,578	764,370
Net Change in Unrealized Appreciation on Investments	2,656,243	245,944
Net Increase in Net Assets Resulting from Operations	3,365,792	1,033,902

Distributions to Shareholders:
Distributions	(899,067)	(301,026)
Total Distributions	(899,067)	(301,026)

Capital Share Transactions:
Proceeds from Sale of Shares	6,915,393	3,733,020
Shares Issued on Reinvestment of Dividends	864,133	282,216
Early Redemption Fees (Note 2)	1,777	324
Cost of Shares Redeemed	(2,701,052)	(545,818)
Net Increase from Capital Share Transactions	5,080,251	3,469,742

Net Assets:
Net Increase in Net Assets	7,546,976	4,202,618
Beginning of Year	12,028,243	7,825,625
End of Year	$ 19,575,219	$ 12,028,243

Share Transactions:
Shares Sold	402,860	258,200
Shares Issued on Reinvestment of Dividends	56,628	19,490
Shares Redeemed	(164,295)	(38,022)
Net Increase in Shares	295,193	239,668
Outstanding at Beginning of Year	778,725	539,057
Outstanding at End of Year	1,073,918	778,725

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2026	8/31/2025	8/31/2024		8/31/2023	8/31/2022

Net Asset Value, at Beginning of Year	$ 18.83	$ 18.03	$ 15.75		$ 14.98	$ 16.54

Income (Loss) From Investment Operations:
Net Investment Income *	0.24	0.25	0.22		0.19	0.17
Net Gain (Loss) on Securities (Realized and Unrealized) ****	2.68	1.31	2.28		1.07	(1.42)
Total from Investment Operations	2.92	1.56	2.50		1.26	(1.25)

Distributions:
Net Investment Income	(0.25)	(0.25)	(0.22)		(0.19)	(0.15)
Realized Gains	(0.35)	(0.51)	-	**	(0.30)	(0.16)
Total from Distributions	(0.60)	(0.76)	(0.22)		(0.49)	(0.31)

Proceeds from Redemption Fees **	-	-	-		-	-

Net Asset Value, at End of Year	$ 21.15	$ 18.83	$ 18.03		$ 15.75	$ 14.98

Total Return ***	15.79%	8.96%	16.03%		8.72%	(7.70)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 62,114	$ 55,651	$ 50,725		$ 45,451	$ 44,215
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.21%	1.26%	1.30%		1.31%	1.30%
Ratio of Net Investment Income to Average Net Assets	1.19%	1.36%	1.21%		1.15%	0.94%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%		1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.20%	1.42%	1.31%		1.26%	1.04%
Portfolio Turnover	15.15%	17.55%	11.69%		1.79%	6.35%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
**** Realized and unrealized gains and losses per share in the table above are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions.
The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2026	8/31/2025	8/31/2024	8/31/2023	8/31/2022

Net Asset Value, at Beginning of Year	$ 18.26	$ 18.11	$ 17.57	$ 17.99	$ 19.76

Income (Loss) From Investment Operations:
Net Investment Income *	0.67	0.69	0.70	0.62	0.47
Net Gain (Loss) on Securities (Realized and Unrealized) ****	(0.29)	0.13	0.55	(0.45)	(1.77)
Total from Investment Operations	0.38	0.82	1.25	0.17	(1.30)

Distributions:
Net Investment Income	(0.65)	(0.67)	(0.71)	(0.59)	(0.47)
Total from Distributions	(0.65)	(0.67)	(0.71)	(0.59)	(0.47)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 17.99	$ 18.26	$ 18.11	$ 17.57	$ 17.99

Total Return ***	2.09%	4.62%	7.25%	0.99%	(6.66)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 35,291	$ 30,527	$ 19,626	$ 17,074	$ 9,431
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.40%	1.43%	1.56%	1.66%	1.83%
Ratio of Net Investment Income to Average Net Assets	3.24%	3.32%	3.32%	2.81%	1.60%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of Net Investment Income to Average Net Assets	3.68%	3.79%	3.92%	3.52%	2.47%
Portfolio Turnover	18.22%	25.61%	23.30%	16.24%	14.52%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
**** Realized and unrealized gains and losses per share in the table above are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions.
The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2026	8/31/2025	8/31/2024	8/31/2023	8/31/2022

Net Asset Value, at Beginning of Year	$ 75.03	$ 75.65	$ 64.44	$ 57.11	$ 71.62

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.10	0.16	0.08	0.08	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized) ****	14.00	4.76	15.46	8.89	(11.58)
Total from Investment Operations	14.10	4.92	15.54	8.97	(11.67)

Distributions:
Net Investment Income	(0.22)	(0.13)	(0.04)	(0.05)	-
Realized Gains	(9.05)	(5.41)	(4.29)	(1.59)	(2.84)
Total from Distributions	(9.27)	(5.54)	(4.33)	(1.64)	(2.84)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 79.86	$ 75.03	$ 75.65	$ 64.44	$ 57.11

Total Return ***	20.66%	7.30%	25.24%	16.17%	(17.09)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 26,579	$ 25,135	$ 25,227	$ 20,893	$ 22,117
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.40%	1.38%	1.39%	1.44%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11)%	0.04%	(0.04)%	(0.07)%	(0.29)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets (a)	1.15%	1.20%	1.23%	1.23%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	0.22%	0.12%	0.14%	(0.14)%
Portfolio Turnover	8.63%	29.91%	8.56%	6.58%	8.04%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
**** Realized and unrealized gains and losses per share in the table above are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions.
(a) As of May 1, 2025, the expense limitation was reduced from 1.23% to 1.15% of the average daily net assets.
The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2026	8/31/2025	8/31/2024	8/31/2023	8/31/2022

Net Asset Value, at Beginning of Year	$ 28.44	$ 26.96	$ 23.28	$ 24.13	$ 24.02

Income (Loss) From Investment Operations:
Net Investment Income *	0.80	0.79	0.73	0.75	0.58
Net Gain (Loss) on Securities (Realized and Unrealized) ****	6.30	1.48	3.69	(0.89)	0.03
Total from Investment Operations	7.10	2.27	4.42	(0.14)	0.61

Distributions:
Net Investment Income	(0.81)	(0.79)	(0.74)	(0.71)	(0.50)
Total from Distributions	(0.81)	(0.79)	(0.74)	(0.71)	(0.50)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 34.73	$ 28.44	$ 26.96	$ 23.28	$ 24.13

Total Return ***	25.31%	8.57%	19.39%	(0.59)%	2.51%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 35,101	$ 27,384	$ 23,518	$ 19,361	$ 24,545
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.42%	1.43%	1.38%
Ratio of Net Investment Income to Average Net Assets	2.16%	2.51%	2.59%	2.71%	1.94%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	2.56%	2.91%	3.03%	3.15%	2.34%
Portfolio Turnover	17.93%	13.85%	14.03%	10.37%	18.05%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
**** Realized and unrealized gains and losses per share in the table above are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions.
The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2026	8/31/2025	8/31/2024	8/31/2023	8/31/2022

Net Asset Value, at Beginning of Year	$ 23.95	$ 27.11	$ 21.81	$ 21.51	$ 25.41

Income (Loss) From Investment Operations:
Net Investment Income *	0.11	0.29	0.37	0.44	0.34
Net Gain (Loss) on Securities (Realized and Unrealized) ****	2.59	(0.78)	5.13	1.23	(1.82)
Total from Investment Operations	2.70	(0.49)	5.50	1.67	(1.48)

Distributions:
Net Investment Income	(0.23)	(0.38)	(0.20)	(0.40)	(0.29)
Realized Gains	(0.40)	(2.29)	-	(0.97)	(2.13)
Total from Distributions	(0.63)	(2.67)	(0.20)	(1.37)	(2.42)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 26.02	$ 23.95	$ 27.11	$ 21.81	$ 21.51

Total Return ***	11.60%	(1.67)%	25.42%	8.25%	(6.67)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,842	$ 10,827	$ 11,155	$ 9,028	$ 3,438
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.89%	1.60%	1.66%	1.77%	2.61%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.47)%	0.58%	0.89%	1.24%	(0.17)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	0.44%	1.20%	1.56%	2.03%	1.45%
Portfolio Turnover	186.14%	111.01%	89.11%	69.27%	64.39%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
**** Realized and unrealized gains and losses per share in the table above are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions.
The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2026	8/31/2025	8/31/2024	8/31/2023	8/31/2022

Net Asset Value, at Beginning of Year	$ 15.45	$ 14.52	$ 11.42	$ 10.97	$ 13.50

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.01)	0.04	0.03	0.05	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized) ****	3.87	1.41	3.10	1.13	(2.29)
Total from Investment Operations	3.86	1.45	3.13	1.18	(2.31)

Distributions:
Net Investment Income	(0.03)	(0.03)	(0.03)	(0.04)	-	**
Realized Gains	(1.05)	(0.49)	-	(0.69)	(0.22)
Total from Distributions	(1.08)	(0.52)	(0.03)	(0.73)	(0.22)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 18.23	$ 15.45	$ 14.52	$ 11.42	$ 10.97

Total Return ***	26.33%	10.25%	27.46%	11.75%	(17.42)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 19,575	$ 12,028	$ 7,826	$ 5,743	$ 4,262
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.55%	1.66%	1.78%	1.88%	1.98%
Ratio of Net Investment Loss to Average Net Assets	(0.66)%	(0.47)%	(0.58)%	(0.46)%	(1.16)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%	0.25%	0.25%	0.47%	(0.13)%
Portfolio Turnover	47.42%	48.17%	57.42%	52.08%	62.50%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
**** Realized and unrealized gains and losses per share in the table above are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions.
The accompanying notes are an integral part of these financial statements.

Archer Funds

Notes to Financial Statements

August 31, 2026

NOTE 1. ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of seven funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”), the Archer Dividend Growth Fund (the “Dividend Growth Fund”), the Archer Focus Fund (the “Focus Fund”), and the Archer Multi Cap Fund (the “Multi Cap Fund”), each a diversified fund, (collectively referred to as the “Funds”), along with an additional fund, the Archer Growth ETF, which is reported in a separate filing.

The Balanced Fund commenced operations on September 27, 2005. The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation. The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation. The Focus Fund and Multi Cap Fund each commenced operations on December 30, 2019. The investment objective of the Focus Fund is long-term growth of capital. The investment objective of the Multi Cap Fund is long-term growth of capital. The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”). See Note 5 for additional information regarding the Advisor.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes- The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to Accounting Standards Codification (ASC) 740, Income Taxes. For the year ended August 31, 2026, total cash paid for income taxes was disaggregated by jurisdiction as follows:

Fund	Federal	State	Foreign	Country
Balanced Fund	$ -	$ -	$ 7,044	Switzerland
Income Fund	$ -	$ -	$ -
Stock Fund	$ -	$ -	$ 803	Ireland
Dividend Growth Fund	$ -	$ -	$ 6,440	Canada
Focus Fund	$ -	$ -	$ -
Multi Cap Fund	$ -	$ -	$ 421	Canada

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2023-2025) or expected to be taken in the Funds’ 2026 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2026, the Funds did not incur any interest or penalties.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the straight line method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds typically will distribute substantially all of their net investment income in the form of dividends and capital gains to its shareholders. The Balanced Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Income and Dividend Growth Fund will distribute dividends monthly and capital gains annually, and expect that distributions will consist primarily of ordinary income. The Stock Fund, Focus Fund, and Multi Cap Fund may distribute dividends quarterly and capital gains annually, and expect that distributions will consist primarily of ordinary income. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee. The Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year ended August 31, 2026, the Balanced Fund, Income Fund, Stock Fund, Dividend Growth Fund, Focus Fund, and Multi Cap Fund collected $4,168, $936, $256, $545, $515, and $1,777 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Neither the Balanced or Income Funds engaged in options activity during the fiscal year ended August 31, 2026.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. See Note 4 for additional information related to Structured Notes.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTE 3. SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, municipal bonds, preferred bonds and structured notes). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

U.S. government agencies & obligations. U.S. government agencies & obligations are normally valued using market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2026:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 43,268,234	$ -	$ -	$ 43,268,234
Corporate Bonds *	-	9,931,959	-	9,931,959
Municipal Bonds	-	1,952,696	-	1,952,696
Real Estate Investment Trusts	2,155,014	-	-	2,155,014
Preferred Securities *	250,060	262,287	-	512,347
Structured Notes *	-	813,044	-	813,044
U.S. Government Agencies & Obligations	-	716,514	-	716,514
Money Market Fund	2,491,226	-	-	2,491,226
	$ 48,164,534	$13,676,500	$ -	$ 61,841,034

The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2026:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds *	$ -	$ 22,827,275	$ -	$ 22,827,275
Exchange Traded Funds	772,290	-	-	772,290
Municipal Bonds	-	5,179,676	-	5,179,676
Preferred Securities *	177,770	489,241	1	667,012
Structured Notes *	-	1,229,036	-	1,229,036
U.S. Government Agencies & Obligations	-	2,166,514	-	2,166,514
Money Market Fund	2,019,762	-	-	2,019,762
	$ 2,969,822	$ 31,891,742	$ 1	$34,861,565

The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2026:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 25,960,234	$ -	$ -	$ 25,960,234
Real Estate Investment Trust	323,288	-	-	323,288
Money Market Fund	285,689	-	-	285,689
	$ 26,569,211	$ -	$ -	$ 26,569,211

The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2026:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 30,456,716	$ -	$ -	$ 30,456,716
Real Estate Investment Trusts	2,648,758	-	-	2,648,758
Money Market Fund	1,888,480	-	-	1,888,480
	$ 34,993,954	$ -	$ -	$ 34,993,954

The following table summarizes the inputs used to value Focus Fund’s assets measured at fair value as of August 31, 2026:

FOCUS FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 3,286,531	$ -	$ -	$ 3,286,531
Exchange Traded Funds	289,990	-	-	289,990
Real Estate Investment Trust	38,058	-	-	38,058
Money Market Fund	234,756	-	-	234,756
	$ 3,849,335	$ -	$ -	$ 3,849,335

The following table summarizes the inputs used to value Multi Cap Fund’s assets measured at fair value as of August 31, 2026:

MULTI CAP FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 17,364,502	$ -	$ -	$ 17,364,502
Real Estate Investment Trust	234,206	-	-	234,206
Money Market Fund	1,937,951	-	-	1,937,951
	$ 19,536,659	$ -	$ -	$ 19,536,659

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Balanced Fund, Stock Fund, Dividend Growth Fund, Focus Fund, and Multi Cap Fund did not hold any Level 3 assets during the year ended August 31, 2026. It is each Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. There have been no transfers in and out of Level 1 and Level 2 fair value measurements as of August 31, 2026 for the Balanced Fund, Stock Fund, Dividend Growth Fund, Focus Fund, and Multi Cap Fund.

The following is a reconciliation of Income Fund’s Level 3 investments for which significant unobservable inputs were used in determining value. See Schedules of Investments for industry breakouts:

	Balance as of August 31, 2025	Purchases	Sales	Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Transfers in to Level 3	Balance as of August 31, 2026
Preferred Securities	$ -	$ -	$ -	$ -	$ (2)	$ 3	$ 1
	$ -	$ -	$ -	$ -	$ (2)	$ 3	$ 1

The following presents information about significant unobservable inputs related to Level 3 investments at August 31, 2026:

Income Fund

Asset	Fair Value at	Valuation	Unobservable	Input
Categories	August 31, 2026	Technique	Input	Values
Preferred Securities
State Commercial Banks	$1	Profitability expected	Liquidation value	$0.00
		return method	of asset

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use certain options (both traded on an exchange and over-the-counter), futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

As of August 31, 2026, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2026.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund                                                         $ 813,044

Income Fund                                                          $ 1,229,036

Unrealized gains and losses on derivatives during the year ended August 31, 2026, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation (Depreciation) on Derivatives” as follows:

Balanced Fund $ (69,149)          Income Fund $ (65,937)

There were no realized gains or losses on sales of Structured Notes, included in the Statement of Operations, in the location, “Net Realized Gain on Investments” for the year ended August 31, 2026 for the Balanced and Income Funds, respectively.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of each Fund’s average daily net assets. For the year ended August 31, 2026, the Advisor earned the following fees before the waivers and reimbursements described below:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Advisor Fees Incurred	$ 293,247	$ 174,188	$ 125,182	$ 150,570	$ 33,210	$ 77,053

At August 31, 2026, the following fees were due to the Advisor or due from the Advisor after Advisor waived fees and owed the fund for reimbursement of expenses:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Due to Advisor	$ 25,932	$ 2,096	$ 5,692	$ 4,923	$ 3,179	$ -
Due from Advisor	$ -	$ -	$ -	$ -	$ -	$ 4,178

The Advisor also performs administrative duties for the Funds including all regulatory reporting and necessary office equipment, personnel and facilities, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. As of and for the year ended August 31, 2026, Administrative fees earned and payable to the Advisor were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Administrative Fees Incurred	$ 256,054	$ 174,188	$ 125,176	$ 150,570	$ 33,210	$ 77,053
Administrative Fees Accrued	$ 21,967	$ 15,065	$ 11,352	$ 14,846	$ 1,651	$ 8,368

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2026, the Advisor waived fees of $8,177.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.20% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2029 totaled $79,973. As of August 27, 2026, the Adviser has waived future recoupment for the year ended August 31, 2026.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2026 were as follows:

Subject to Repayment
Amount	by August 31,
$ 46,577	2027
$ 33,396	2028
$ -	2029

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 0.96% of the Income Fund’s average daily net assets. For the year ended August 31, 2026, the Advisor waived fees of $152,480.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.96% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2029 totaled $376,949.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2026 were as follows:

Subject to Repayment
Amount	by August 31,
$103,936	2027
$120,533	2028
$152,480	2029

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.23% of the Stock Fund’s average daily net assets. Effective May 1, 2025, the expense cap was reduced to 1.15% of the Stock Fund’s average daily net assets until December 31, 2026. For the year ended August 31, 2026, the Advisor waived fees of $62,913.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.23% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2029 totaled $142,460.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2026 were as follows:

Subject to Repayment
Amount	by August 31,
$ 35,533	2027
$ 44,014	2028
$ 62,913	2029

Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the year ended August 31, 2026, the Advisor waived fees of $119,662.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2029 totaled $310,849.

The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2026 were as follows:

Subject to Repayment
Amount	by August 31,
$ 89,355	2027
$101,832	2028
$119,662	2029

Archer Focus Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Focus Fund invests) do not exceed 0.98% of the Focus Fund’s average daily net assets. For the year ended August 31, 2026, the Advisor waived fees of $33,210 and reimbursed the Focus Fund $26,853 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2029 totaled $192,645.

The amounts subject to repayment by the Focus Fund, pursuant to the aforementioned conditions, at August 31, 2026 were as follows:

Subject to Repayment
Amount	by August 31,
$ 66,247	2027
$ 66,335	2028
$ 60,063	2029

Archer Multi Cap Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Multi Cap Fund invests) do not exceed 0.95% of the Multi Cap Fund’s average daily net assets. For the year ended August 31, 2026, the Advisor waived fees of $77,053 and reimbursed the Multi Cap Fund $15,191 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.95% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2029 totaled $215,070.

The amounts subject to repayment by the Multi Cap Fund, pursuant to the aforementioned conditions, at August 31, 2026 were as follows:

Subject to Repayment
Amount	by August 31,
$ 54,996	2027
$ 67,830	2028
$ 92,244	2029

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person. Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”). MSS is the transfer agent and fund accountant of the Funds. For the year ended August 31, 2026, MSS earned fees of $225,881 from the Trust.

Brandon Pokersnik was the chief compliance officer of the Trust since November 2017, and therefore an interested person. Mr. Pokersnik is an employee of MSS. Effective May 29, 2026, (i) Brandon M. Pokersnik resigned as Chief Compliance Officer of the Trust; (ii) Empirical Administration, LLC (“Empirical”) concluded providing compliance services to the Trust; (iii) the Board appointed Umberto Anastasi as the Chief Compliance Officer of the Trust; and (iv) the Board approved Hanover Fund Administration, LLC to provide compliance services to the Trust. Mr. Anastasi is the vice president of MSS. For the period September 1, 2025 through May 28, 2026, Mr. Pokersnik earned fees of $9,197 from the Trust. For the period May 29, 2026 through August 31, 2026, Mr. Anastasi earned fees of $2,366 from the Trust.

Troy Patton is an officer of the Trust and President of the Adviser, and therefore an interested person. There are certain shareholders of the Funds that also have a direct, regular discretionary investment accounts with the Adviser. As compensation for its management services for these particular shareholder accounts, the Adviser’s annual fee shall be 1% of the market value of the assets under management. These fees are in addition to the Management Fees earned by the Adviser as reported on the Statement of Operations of each Fund and are included in shareholder redemptions in each Fund’s Statement of Changes in Net Assets. For the year ended August 31, 2026, the Advisor earned fees from these shareholder accounts as follows:

Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
$ 5,895	$ 105	$ 4,981	$ 399	$ 97	$ 95

NOTE 6. SEGMENT REPORTING

Each Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for each Fund is the information utilized for the day-to-day management of the Funds. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the Chief Operating Decision Maker responsible for oversight functions for the Fund, using the information presented in the respective financial statements and financial highlights. Due to the significance of oversight and their role, the President of the Adviser is deemed to be the Chief Operating Decision Maker.

NOTE 7.  INVESTMENTS

For the year ended August 31, 2026, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Purchases	$ 8,465,703	$ 15,744,614	$ 2,148,074	$ 6,719,758	$ 12,092,375	$ 9,410,061
Sales	$ 8,743,365	$ 5,387,643	$ 5,419,722	$ 5,134,468	$ 19,630,920	$ 6,922,969

For the year ended August 31, 2026, long-term purchases and sales of U.S. government obligations were $0 and $0, respectively, for the Balanced Fund. For the year ended August 31, 2026, long-term purchases and sales of U.S. government obligations were $1,492,676 and $0, respectively, for the Income Fund.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2026, the shareholders listed in the table below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund and may be deemed to control each of the respective Funds:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Wells Fargo Clearing Services, LLC.	37%	41%	39%	54%	77%	86%

NOTE 9. TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of August 31, 2026, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Unrealized Appreciation/(Depreciation)	$27,875,172	$ (697,605)	$14,650,827	$ 11,347,456	$ 529,399	$4,601,398
Undistributed Ordinary Income/	102,443	41,323	-	133,966	370,378	39,934
Deferral of Post December Losses	-	-	-	-	-	(16,194)
Deferral of Post-October Losses	-	(1,636)	-	-	-	-
Undistributed long-term capital gains	2,330,295	-	1,459,800	1,499,598	590,899	561,456
Capital loss carryforward: +
Short term (no expiration)	-	(204,090)	-	-	-	-
Long term (no expiration)	-	(211,568)	-	-	-	-
Total Distributable Earnings/(Deficit)	$30,307,910	$(1,073,576)	$16,110,627	$ 12,981,020	$1,490,676	$5,186,594

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. Each Fund’s carryforward losses, post-October losses and post December ordinary losses are determined only at the end of each fiscal year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years. The Funds will not make distributions from capital gains while a capital loss remains.

As of August 31, 2026 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock	Dividend	Focus	Multi
	Fund	Fund	Fund	Growth Fund	Fund	Cap Fund

Gross unrealized appreciation on investment securities	$28,268,130	$ 73,754	$14,828,683	$11,706,276	$ 639,552	$ 5,183,506
Gross unrealized depreciation on investment securities	(392,958)	(771,359)	(177,856)	(358,820)	(110,153)	(582,108)
Net unrealized appreciation/(depreciation)	$27,875,172	$(697,605)	$14,650,827	$11,347,456	$ 529,399	$4,601,398

Tax cost of investments (including short-term investments) *	$33,965,862	$35,559,170	$11,918,384	$23,646,498	$3,319,936	$14,935,261

* The difference between book and tax cost represents disallowed wash sales for tax purposes for the Focus Fund and Multi Cap Fund.

The Income Fund utilized $5,213 of its short term capital loss carryforward during the year ended August 31, 2026. The Dividend Growth Fund utilized $642,403 of its short term capital loss carryforward during the year ended August 31, 2026.

The Funds paid the following distributions for the years ended August 31, 2026 and 2025, as applicable:

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2026	$ 726,143	Ordinary Income
Balanced Fund	8/31/2026	$ 1,007,915	Long Term Capital Gain

Income Fund	8/31/2026	$ 1,248,630	Ordinary Income

Stock Fund	8/31/2026	$ 73,761	Ordinary Income
Stock Fund	8/31/2026	$ 2,866,762	Long Term Capital Gain

Dividend Growth Fund	8/31/2026	$ 782,230	Ordinary Income

Focus Fund	8/31/2026	$ 97,750	Ordinary Income
Focus Fund	8/31/2026	$ 175,180	Long Term Capital Gain

Multi Cap Fund	8/31/2026	$ 203,219	Ordinary Income
Multi Cap Fund	8/31/2026	$ 695,848	Long Term Capital Gain

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2025	$ 725,445	Ordinary Income
Balanced Fund	8/31/2025	$ 1,441,066	Long Term Capital Gain

Income Fund	8/31/2025	$ 964,454	Ordinary Income

Stock Fund	8/31/2025	$ 190,947	Ordinary Income
Stock Fund	8/31/2025	$ 1,680,466	Long Term Capital Gain

Dividend Growth Fund	8/31/2025	$ 731,306	Ordinary Income

Focus Fund	8/31/2025	$ 598,419	Ordinary Income
Focus Fund	8/31/2025	$ 510,404	Long Term Capital Gain

Multi Cap Fund	8/31/2025	$ 147,696	Ordinary Income
Multi Cap Fund	8/31/2025	$ 153,330	Long Term Capital Gain

NOTE 10. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 11. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on each Fund and its investments and could result in increased premiums or discounts to each Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 12. SUBSEQUENT EVENTS

On September 29, 2026, the following Funds declared distributions from ordinary income to shareholders of record as of September 29, 2026:

                                              Ordinary Income     Per Share Amount

Balanced Fund                     $175,834                  $0.06

Income Fund                       $118,168                  $0.06

Dividend Growth Fund       $  77,551                  $0.07

On October 29, 2026, the following Funds declared distributions from ordinary income to shareholders of record as of October 29, 2026:

                                             Ordinary Income    Per Share Amount

Income Fund                       $122,275                 $0.06

Dividend Growth Fund      $ 33,560                  $0.03

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund,

Archer Focus Fund and Archer Multi Cap Fund, each a Series of the Archer Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund and Archer Multi Cap Fund (collectively the “Funds”), each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2026, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended for the Funds.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds as of August 31, 2026, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk~~s~~ of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the

Archer Investment Series Trust since 2011.

Flower Mound, Texas

October 29, 2026

Archer Funds

Additional Information

August 31, 2026 (Unaudited)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Annual Renewal of the Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund, and the Archer Multi Cap Fund.

At a meeting duly held on August 27, 2026 (the “Meeting”), the Board of Trustees of the Archer Investment Series Trust (the “Board”), including the Independent Trustees voting separately, considered and approved the continuation of the Investment Advisory Agreement between the Funds and Archer Investment Corporation (the “Advisor”) (the “Advisory Agreement” or “Management Services Agreement”). The Board noted that on August 20, 2026, it convened separately to review and consider the materials furnished by the Advisor pursuant to its requests in satisfaction of Rule 15(c) of the Investment Company Act of 1940 in advance of the Board’s consideration of the continuation of the Advisory Agreement. All Trustees, including each of the Independent Trustees, were present for the Board’s consideration of, and action with respect to, the foregoing matter.

In connection with its consideration of the continuation of the Management Services Agreement, the Trustees requested, received, and reviewed information furnished by the Adviser concerning: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of each Fund; (iii) the costs of the services provided and the profitability realized by the Adviser in connection with its relationship with each Archer Fund; (iv) the financial condition of the Adviser; (v) the extent to which economies of scale may be realized as the assets of each Fund increase; and (vi) whether the applicable fee levels reflect any such economies of scale for the benefit of each Fund’s shareholders.

Prior to the Meetings, the Independent Trustees received and reviewed materials furnished by the Advisor and consulted with their independent legal counsel regarding the fiduciary duties and responsibilities applicable to their consideration of the continuation of the Archer Fund’s Management Services Agreement. The Independent Trustees also met separately with their independent legal counsel in executive session, without representatives of management present. Throughout the review and deliberative process, the Trustees were afforded the opportunity to submit questions to the Advisor and independent legal counsel, and the responses thereto were considered together with the materials furnished in connection with the Board’s determination.

In evaluating the nature, extent, and quality of the services provided by the Adviser to the Funds, the Trustees reviewed and considered the backgrounds, qualifications, and experience of the Adviser’s investment, operational, and compliance personnel, including the respective responsibilities of such personnel and their relevant experience in the financial services industry. In particular, the Trustees noted that Mr. Patton had managed the Adviser and the Funds’ assets since their inception and that Mr. Rosebrough had served as co-manager of the Funds throughout the same period. The Trustees further considered the Adviser’s obligations under the Management Services Agreement, the adequacy and effectiveness of the Adviser’s compliance program, and the Adviser’s role in coordinating the services and programs provided to the Funds.

Following its review of the materials furnished by the Adviser and its discussion with the Adviser concerning the nature, extent, and quality of the services provided, the Board concluded that such services were of a high quality, reasonable in scope, and consistent with the Board’s expectations and the terms of the existing and proposed Management Services Agreement.

With respect to the investment performance of each Fund, the Trustees reviewed each Fund’s results over multiple time periods and compared those results with the performance of managed mutual funds of comparable asset size within the Fund’s applicable Morningstar category. The Trustees also considered whether the Adviser’s management of each Fund was consistent with the Fund’s investment objectives and policies, together with the Fund’s overall performance as reflected in the materials presented at the Meeting and in the reports reviewed by the Board quarterly during the preceding fiscal year.

As to the Archer Balanced Fund, the Trustees recognized that the Fund remained a competitive performance relative to funds of similar an asset size in the Moderate Allocation category. The Trustees noted that the Fund’s Net Expense Ratio was 1.21%, while the comparable group average was 1.02%. The Trustees also noted that the Adviser’s Management Fee remained at 0.50%, compared with the group average of 0.57%. The Trustees noted that the Fund’s 3-year tax cost ratio of 0.93% was comparatively lower than its category of 1.39%. In particular, the Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $20,333.00 compared to its category which would have yielded a $19,951.00 return. Finally, the Trustees noted that the Fund’s annualized returns for the 3-, 5-, and 10-year periods were 14.43%, 8.73%, and 8.80%, respectively, compared with 11.99%, 7.16%, and 7.92%, respectively, for funds of similar asset size in its comparative group.

As to the Archer Income Fund, the Trustees found that, as of August 7, 2026, the Fund outperformed its Bloomberg U.S. Corporate Bond Index comparator for the 3-month period (0.29% versus -0.37%), year-to-date period (0.81% versus -0.18%), and 5-year period (1.58% versus approximately 0.00%), while underperforming for the 3-year period (4.70% versus 5.24%). The Trustees noted that the Fund’s Net Expense Ratio was 1.00%, while the average for funds of similar asset size in its Intermediate Core-Plus Bond category was 0.89%. The Trustees noted that the Adviser’s Management Fee was 0.50%, compared with the group average of 0.39%. The Trustees also noted that the Fund’s 3-year tax cost ratio at 1.48% was comparatively lower than its category, which was 1.61%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $12,731.00 compared to its category, which would have yielded a $12,356.00 return. Finally, the Trustees noted that the Fund’s annualized returns for the 3-, 5-, and 10-year periods were 4.75%, 1.56%, and 2.23%, respectively, compared with 4.48%, -0.23%, and 1.66%, respectively, for funds of similar asset size in its comparative group.

As to the Archer Stock Fund, the Trustees noted that the Fund’s Net Expense Ratio was 1.16%, while the average for funds of similar asset size in its Large Blend category was 1.04%. The Trustees noted that the Adviser’s Management Fee was 0.50%, compared with the group average of 0.54%. The Trustees noted that the Fund’s 3-year tax cost ratio at 1.38% was slightly higher than its category, which was 1.22%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $25,730.00 compared to its category, which would have yielded a $30,389.00 return. The Fund’s annualized returns for the 3-, 5-, and 10-year periods were 18.00%, 10.11%, and 12.26%, respectively, compared with 19.15%, 11.37%, and 13.73%, respectively, for funds of similar asset size in its comparative group. As of August 7, 2026, the Fund outperformed the S&P 500 Index Total Return benchmark for the 1-year period (25.65% versus 23.83%) and underperformed it for the 3-, 5-, and 10-year periods (17.77%, 10.02%, and 12.19% versus 21.33%, 13.43%, and 15.42%, respectively).

As to the Archer Dividend Growth Fund, the Trustees reviewed the Fund’s results relative to its Large Value comparative group. The Trustees noted that the Fund’s Net Expense Ratio was 0.99%, compared with the group average of 1.00%. The Trustees also noted that the Adviser’s Management Fee was 0.50%, compared with the group average of 0.58%. The Trustees noted that the Fund’s 3-year tax cost ratio at 1.19% was comparatively lower than its category, which was 1.57%. The Trustees further noted that a $10,000.00 investment in the Fund since inception would have yielded a return of $18,065.00 compared to its category, which would have yielded a $23,557.00 return and its benchmark having a yield of $26,525.00. Finally, the Trustees noted that the Fund’s annualized returns for the 3- and 5-year periods were 17.10% and 11.11%, respectively, compared with 17.06% and 11.00%, respectively, for funds of similar asset size in its comparative group.

As to the Archer Multi Cap Fund, the Trustees found that, as of August 7, 2026, the Fund’s year-to-date return was 25.58%, compared to 14.09% for the S&P 500 Index Total Return benchmark. The Trustees noted that the Fund’s Net Expense Ratio was 0.96%, while the average for funds of similar asset size in its Mid Cap Blend category was 1.31%. The Trustees noted that the Adviser’s Management Fee was 0.50%, compared with the group average of 0.70%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $17,320.00 compared to its category, which would have yielded a $16,514.00 return. Finally, the Trustees noted that the Fund’s annualized returns for the 3- and 5-year periods were 22.42% and 11.44%, respectively, compared with 17.54% and 9.54%, respectively, for funds of similar asset size in its comparative group.

As to the Archer Focus Fund, the Trustees found that the Fund’s Net Expense Ratio was 0.98%, while the average for funds of similar asset size in its comparative group was 1.34%. The Trustees noted that the Adviser’s Management Fee was 0.50%, compared with the group average of 0.67%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $15,851.00 compared to its category, which would have yielded a $16,753.00 return. As of August 7, 2026, the Fund outperformed the S&P 500 Index Total Return benchmark for the 3-month period (6.50% versus 6.04%) and year-to-date period (14.50% versus 14.09%), while underperforming for the 3- and 5-year periods (11.15% and 7.48% versus 21.33% and 13.43%, respectively). The Trustees also noted that the Fund’s annualized returns for the 3- and 5-year periods were 11.65% and 7.81%, respectively, compared with 15.95% and 10.07%, respectively, for funds of similar asset size in its comparative group.

After further considering each Fund’s performance, the Board concluded that the results demonstrated the Adviser’s ability to manage the Funds’ assets effectively over the long term and across varying market conditions. The Trustees also found the Adviser’s experience, historical performance data, and other supporting information satisfactory.

In evaluating the fees and expenses paid by each Archer Fund, the Trustees reviewed each Fund’s overall expenses and asset levels, together with comparable category expenses and expenses of similarly sized funds. The Board discussed with the Adviser the methodology used to compile its profitability information and noted that the Adviser’s relationship with the Funds was profitable. The Board also considered the Adviser’s efforts to remain competitive by continuing to reduce advisory and administrative fees charged to shareholders. In addition, the Trustees considered the potential benefits to the Adviser from managing the Archer Funds, including its engagement by the Trust under a separate agreement to provide certain administrative services. Based on these considerations, the Independent Trustees concluded that the fees payable to, and profits realized by the Adviser were fair and reasonable in relation to the nature and quality of its services and that the Adviser was financially capable of fulfilling its obligations under the Management Services Agreement.

The Trustees further recognized that the Adviser benefited from its reputation and association with the Archer Funds. They also considered other potential benefits to the Adviser and concluded that those benefits were consistent with those typically received by investment managers of mutual funds.

After reviewing the foregoing and other information they considered relevant, the Trustees concluded, based on all the facts and circumstances, that the other benefits the Adviser derived from its relationship with the Funds were satisfactory.

Regarding economies of scale, the Trustees noted that the Management Services Agreement contained no breakpoints reducing the advisory fee rate for assets above specified levels. They also noted that the Adviser had historically and voluntarily reduced certain Archer Funds’ expense limitations for the benefit of shareholders and remained contractually obligated to maintain the current expense limitation agreement through December 31, 2026. The Trustees further considered the potential benefits to the Adviser from managing multiple series of the Trust including the newly formed Archer Growth ETF Fund and noted that the Adviser did not currently participate in any soft-dollar arrangements.

Having requested and received such information as they reasonably deemed necessary to evaluate the continuation of the Management Services Agreement, and with the assistance of legal counsel, the Independent Trustees exercised their reasonable business judgment concluding that the contractual arrangement with each Fund was reasonable and that continuation of the Agreement was in the best interests of the Trust, each Fund, and each Fund’s shareholders. The Independent Trustees determined that no single factor was dispositive; rather, based upon their consideration and weighing of all relevant factors, they concluded that continuation of the Agreement for an additional annual period was in the best interests of each Fund and its shareholders. Following their review of the Agreement with management and their opportunity to meet in executive session without representatives of the Adviser present, the Board of Trustees, including all of the Independent Trustees, adopted resolutions approving the continuation of the Agreement.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13. Portfolio Managers of Closed-End Funds. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. Not Applicable

Item 16. Controls and Procedures.

(a)       The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)       EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/ Troy C. Patton

   * Troy C. Patton

     President and Chief Executive Officer

Date: November 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Umberto Anastasi

   * Umberto Anastasi

     Treasurer and Chief Financial Officer

Date: November 6, 2026

* Print the name and title of each signing officer under his or her signature.